UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party Other than the Registrant ☐

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☐  Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

HARBINGER GROUP INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARBINGER GROUP INC.
450 Park Avenue, 27th Floor
New York, New York 10022
(212) 906-8555

August 15, 2011

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Harbinger Group Inc., to be held on September 15, 2011, at 10:00 a.m., local time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064.

At the meeting, stockholders will be asked to consider matters contained in the enclosed Notice of Annual Meeting of Stockholders. We will also consider any additional business that may be properly brought before the Annual Meeting.

Stockholders of record can vote their shares by attending the meeting or by submitting a proxy through the mail, over the Internet, or by using a toll-free telephone number. Instructions for using these convenient services are provided on the proxy card. Please make sure to read the enclosed information carefully before voting your shares. You may also vote your shares by marking your votes on the enclosed proxy or following the enclosed voting instruction card. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares in person.

We appreciate your continued interest in Harbinger Group Inc.

Sincerely,

Philip A. Falcone
Chairman of the Board
and Chief Executive Officer

HARBINGER GROUP INC.
450 PARK AVENUE, 27th FLOOR
NEW YORK, NEW YORK 10022
(212) 906-8555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2011

August 15, 2011
To Our Stockholders:

We will hold the Annual Meeting of stockholders (“Annual Meeting”) of Harbinger Group Inc., a Delaware corporation (the “Company” or “our”), on September 15, 2011 at 10:00 a.m., local time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064. The purposes of the Annual Meeting are to:

1. Elect three Class I directors;

2. Ratify the appointment of KPMG LLP (“KMPG”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011;

3. Approve, on an advisory basis, the compensation of the Company’s named executive officers;

4. Approve, on an advisory basis, the frequency of holding a future advisory vote on executive compensation; and

5. Approve the Harbinger Group Inc. 2011 Omnibus Equity Award Plan (the “2011 Plan”).

Our Board of Directors recommends a vote FOR proposals 1, 2, 3 and 5, and a vote of “every three years” for proposal 4. These proposals are described in the attached proxy statement, which you are encouraged to read fully. Stockholders will also consider any additional business that may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has set the close of business on August 10, 2011 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. The stock transfer books of the Company will not be closed following the record date. A list of stockholders entitled to vote at the meeting will be available for inspection at the Annual Meeting and will also be available for ten days prior to the meeting, during normal business hours, at the principal office of the Company located at 450 Park Avenue, 27th Floor, New York, New York 10022.

Stockholders are cordially invited and encouraged to attend the Annual Meeting in person. In the event that stockholders cannot attend the Annual Meeting, stockholders of record can vote their shares by completing and returning the enclosed proxy card, properly signed, by using a toll-free telephone number or the Internet. Instructions for using this convenient service are provided on the proxy card.

By Order of the Board of Directors,

Philip A. Falcone
Chairman of the Board
and Chief Executive Officer

HARBINGER GROUP INC.
450 PARK AVENUE, 27th FLOOR
NEW YORK, NEW YORK 10022
(212) 906-8555

PROXY STATEMENT

FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

Why am I receiving these materials?

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card are being furnished to the stockholders of Harbinger Group Inc. (the “Company”, “HGI”, “we”, “us” or “our”) by the Board of Directors of the Company (the “Board” or “Board of Directors”) to solicit your proxy to vote at the 2011 Annual Meeting of stockholders of the Company (the “Annual Meeting”) to be held on September 15, 2011, at 10:00 a.m. local time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064. Certain officers, directors and other employees may also solicit proxies on our behalf by mail, telephone, fax, Internet or in person.

This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the meeting, however, to vote your shares. You may return the enclosed proxy card by mail. If your shares are held in “street name” you may have voting instructions enclosed, rather than a proxy card.

We will begin mailing this Proxy Statement, along with the proxy card and the other materials listed below, on or about August 15, 2011. To ensure that your proxy is voted, your proxy, whether given over the Internet, by the telephone or by mailing the proxy card, should be received by 5:00 p.m., Eastern Time, on September 14, 2011.

We have requested that banks, brokerage firms and other nominees who hold common stock of our Company (“Common Stock”) on behalf of the owners of the Common Stock (such stock is often referred to as being held in “street name”) as of the close of business on August 10, 2011 forward these materials, together with a proxy card or voting instruction card, to those beneficial owners. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

What materials am I receiving?

You are receiving:

1. this Proxy Statement for the Annual Meeting;

2. the proxy card or voting instruction form for the Annual Meeting;

3. the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”), on March 11, 2011;

4. Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2010, as filed with the SEC on May 2, 2011; and

5. the Company’s Current Report on Form 8-K, as filed with the SEC on June 10, 2011.

What is the purpose of the Annual Meeting?

At the Annual Meeting, including any adjournment or postponement thereof, the stockholders of HGI will be asked to consider and vote upon five proposals:

1. to elect three Class I directors;

2. to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending September 30, 2011 (“Fiscal 2011”);

3. to approve, on an advisory basis, the compensation of our named executive officers;

4. to approve, on an advisory basis, the frequency for holding a future advisory vote on executive compensation; and

5. to approve the 2011 Plan.

You may also be voting to transact such other business as may come before the meeting or any adjournment or postponement thereof.

Other than matters incident to the conduct of the Annual Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on the matter at their discretion.

What does our Board recommend?

Our Board recommends that you vote:

•	FOR proposals 1, 2, 3, and 5, and “EVERY THREE YEARS” for proposal 4.

Who can vote?

Our Board has fixed the close of business on August 10, 2011 as the date to determine the stockholders who are entitled to vote at the Annual Meeting and at any adjournments or postponements thereof. On the record date, our outstanding capital stock consisted of 139,284,286 shares of Common Stock which was held by approximately 1,765 holders of record including persons who hold shares for an indeterminate number of beneficial owners. Each share of Common Stock is entitled to one vote in the election of directors and on each matter submitted for stockholder approval. As of the record date, we also had 400,000 shares of our Series A and Series A-2 preferred stock outstanding, the holders of which are entitled to vote with our Common Stock on an as-converted basis, subject to certain limitations (see “Security Ownership of Certain Beneficial Owners and Management”). Our outstanding shares of preferred stock and Common Stock collectively represent 186,489,629 votes.

Can I obtain a list of stockholders entitled to vote at the meeting?

At the Annual Meeting, and at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available at our principal office, 450 Park Avenue, 27th Floor, New York, New York 10022, during regular business hours. Stockholders of record may inspect the list for proper purposes.

What is the difference between a stockholder of record and a holder of shares in “street name”?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer, you are the stockholder of record of those shares. The proxy materials were sent directly to you by the Company and you can vote your shares as instructed on the proxy card.

Beneficial Owner of Shares Held in “Street Name.” If your shares are held in the name of your bank, brokerage firm or other nominee, we refer to these shares as being held in “street name.” These proxy materials were forwarded to you by that organization, and their instructions for voting your Common Stock should accompany this Proxy Statement.

How do I attend the Annual Meeting?

All stockholders of record are invited to attend the Annual Meeting. For admission, stockholders should come to the Annual Meeting check-in area no less than 15 minutes before the Annual Meeting is scheduled to begin. Stockholders of record should bring a form of photo identification so their ownership can be verified. A beneficial owner holding shares in “street name” must bring an account statement or letter from his or her bank or brokerage firm showing that he or she owns Common Stock as of the close of business on August 10, 2011, along with a form of photo identification. Registration will begin at 9:00 a.m. local time and the Annual Meeting will begin at 10:00 a.m. local time.

How do I vote in person?

If you are a stockholder of record and prefer to vote your shares of Common Stock at the Annual Meeting, you should bring the enclosed proxy card or proof of identity. We will have ballots available at the meeting. If your Common Stock is held in “street name” — in the name of a bank, brokerage firm or other nominee — and you plan to vote your shares at the Annual Meeting, you will need to obtain a signed proxy from the record holder giving you the right to vote the shares of Common Stock.

If I am a stockholder of record, how do I vote?

As described above, you can vote shares held directly in your name in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy to vote your shares by 5:00 p.m., Eastern Time, on September 14, 2011 so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your vote is very important and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instruction on your proxy card. You can vote by mail by simply marking your proxy card, signing and dating it, and returning it in the enclosed postage-paid envelope.

As an alternative to voting by proxy or in person, you can simplify your voting and save the Company expense by calling 1-800-PROXIES (or 1-800-776-9437), or by logging on to www.voteproxy.com and voting over the Internet. Telephone and Internet voting information is provided on the proxy card. A control number, located above your name and address on the lower left of the proxy card, is designed to verify your identity and allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded. If you do vote by telephone or over the Internet, it is not necessary to return your proxy card.

How do I vote my Common Stock if it is held in “street name”?

If your shares are held in the name of your bank or brokerage firm or other nominee, that party should give you instructions for voting your Common Stock. The availability of telephone or electronic voting will depend on the voting processes of the nominee that holds your shares. Please refer to the enclosed voting instructions.

What is a “quorum”?

We may hold the Annual Meeting only if a “quorum” is present, either in person or by proxy. A “quorum” is a majority of our outstanding shares of stock entitled to vote outstanding on the record date. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists. If a quorum is not present at the Annual Meeting, we may adjourn the meeting from time to time until we have a quorum.

What if I do not give specific instructions?

If you are a record holder of shares and you do not give specific voting instructions, the proxy holders will vote your shares as recommended by our Board on all matters presented in this Proxy Statement, and as the proxy holders determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If your shares are held in street name and you do not give specific voting instructions to your nominee, then, under the rules of various securities exchanges, your nominee generally may vote on routine matters but cannot vote on non-routine matters. If you do not give instructions on how to vote your shares on a non-

routine matter, your nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares; this is generally referred to as a “broker non-vote.”

Which ballot measures are “routine” or “non-routine”?

The ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for Fiscal 2011 (Proposal 2) is considered routine under applicable rules. A broker or other nominee generally may vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

The election of our three Class I directors (Proposal 1), the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 3), the approval, on an advisory basis, of the frequency for holding a future advisory vote on executive compensation (Proposal 4), and the approval of the 2011 Plan (Proposal 5) are considered non-routine matters under applicable rules. A brokerage firm or other nominee cannot vote without instructions on non-routine matters. Therefore, if you hold your shares in street name, it is critical that you give instructions on how to cast your vote with respect to these non-routine matters if you want your votes to count. If you do not instruct your bank, brokerage firm or other nominee how to vote on these non-routine matters, no votes will be cast on your behalf.

What vote is required to approve the proposals?

Each director nominee who receives an affirmative vote by the holders of a plurality of the votes cast will be elected a director (Proposal 1).

The vote on the frequency of holding a future advisory vote on executive compensation (Proposal 4) is advisory and non-binding, and if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders.

The affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to ratify our Board’s appointment of KPMG as our independent registered public accounting firm for Fiscal 2011 (Proposal 2), to approve, on an advisory basis, the compensation of our named executive officers (Proposal 3), and to approve the 2011 Plan (Proposal 5), provided that approval of Proposal 5 also requires that the total votes cast must represent over 50% in interest of all securities entitled to vote on this Proposal.

With regards to Proposal 1 (election of directors), shares represented by proxies that are marked “WITHHOLD” and shares that are not voted will be excluded entirely from the vote and will have no effect on the outcome of this vote because the directors are elected by a plurality vote. With regards to Proposal 2 (ratification of KPMG’s appointment as auditor), and Proposal 3 (advisory vote on executive compensation), shares marked as “ABSTAIN” and shares which are not voted will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a vote against each of these proposals because approval of each of these proposals requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. With regards to Proposal 4 (advisory vote on the frequency of a future advisory vote on executive compensation), shares represented by proxies that are marked “ABSTAIN” and shares which are not voted will be excluded entirely from the vote and will have no effect on the outcome of this vote because the stockholders’ recommendation with respect to Proposal 4 is determined by a plurality vote. With regard to Proposal 5 (approval of the 2011 Plan), shares marked as “ABSTAIN” and shares which are not voted will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a vote against this proposal because approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. In addition, approval of Proposal 5 requires that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal.

Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”), Global Opportunities Breakaway Ltd. (the “Global Fund”) and Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Situations

Fund”, and together with the Master Fund and the Global Fund, the “Harbinger Parties”) which, as of the record date, held approximately 69.6% of the voting power entitled to vote at the Annual Meeting, have notified us that they intend to vote all of their shares at the Annual Meeting in accordance with the Board’s recommendations.

How are broker non-votes and abstentions treated?

Broker “non-votes” and shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting will be counted as present for purposes of establishing a quorum.

Broker “non-votes” and abstentions will: (i) have no effect on the outcome of the votes on Proposal 1 and Proposal 4 because each of these proposals is determined by a plurality vote, (ii) have the effect of a vote against each of Proposal 2 and Proposal 3 because approval of each of these proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, and (iii) will have the effect of a vote against Proposal 5 because approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote and requires that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on this proposal.

Can I change my vote after I have voted?

Yes. At any time before the vote on a proposal you may change your vote by:

•	submitting a new proxy with a later date by telephone, the Internet or by mail, by 5:00 p.m., Eastern Time, on September 14, 2011;

•	sending us a written notice revoking your proxy (to our Corporate Secretary at our principal executive office), by 5:00 p.m., Eastern Time, on September 14, 2011; or

•	attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke a proxy).

To be effective, we must receive the revocation of your vote at or prior to the Annual Meeting.

If your shares are held in “street name,” you should follow the instructions provided by your nominee.

Who will count the votes and serve as the inspector of election?

One or more persons appointed by the Company will serve as the inspector of election.

Is my vote confidential?

Generally, yes. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, EXCEPT:

•	as necessary to meet applicable legal requirements,

•	to allow for the tabulation and certification of votes, and

•	in limited circumstances, such as a proxy contest in opposition to our Board.

Written comments on a proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name is disclosed.

Who is making and paying for this proxy solicitation?

This proxy is solicited on behalf of our Board. The Company is paying for the cost of preparing, assembling and mailing this proxy soliciting material. We will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to their customers or principals.

What is the deadline to propose actions for consideration at the 2012 Annual Meeting of stockholders?

For a stockholder’s proposal to be considered timely for inclusion in our proxy statement and form of proxy relating to the 2012 Annual Stockholders Meeting, such proposal should be received by us not earlier than the close of business on the 120th day prior to 2012 Annual Stockholders Meeting and not later than the close of business on the 90th day prior to the 2012 Annual Stockholders Meeting or the tenth day following the day on which public announcement of the 2012 Annual Stockholders Meeting is first made by the Company.

Where can I find voting results?

We will announce preliminary voting results at the Annual Meeting. We will publish the final voting results from the Annual Meeting in a Current Report on Form 8-K within four business days of the date of the Annual Meeting. You will also be able to find the results on our website at www.harbingergroupinc.com.

What is our policy with respect to the attendance of our directors at Board and committee meetings and at annual meetings of stockholders?

The Board held eight meetings during 2010. The Board and the directors recognize the importance of director attendance at Board and committee meetings. Attendance was at least 75% for each director with the exception of Mr. Falcone. The Company does not have a formal policy regarding the attendance of directors at annual meetings of security holders, but we strongly encourage all of our directors to attend.

How can stockholders communicate with our Board?

Stockholders may communicate with our Board by writing to the Board of Directors, Harbinger Group Inc., 450 Park Avenue, 27th Floor, New York, New York 10022. Please see the additional information in the section captioned “Communications with the Board of Directors.”

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?

The SEC allows us to deliver a single copy of proxy materials to an address shared by two or more stockholders, unless the stockholders instruct us to the contrary. This delivery method, referred to as “householding,” can result in significant cost savings for us. We will promptly provide you another copy of these materials, without charge, if you call us at (212) 906-8555 or write to us at Harbinger Group Inc., 450 Park Avenue, 27th Floor, New York, New York 10022.

In addition, a copy of proxy materials, as well as the documents we file with the SEC, are available on our internet site at www.harbingergroupinc.com; the materials furnished with this proxy statement include a copy of the Form 10-K together with amendments and supplemental information as filed with the SEC (but such material is not incorporated by reference into our proxy materials).

Stockholders of record sharing an address who receive multiple copies of proxy materials and wish to receive a single copy of such materials in the future should submit their request to us in the same manner. If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the Proxy Statement related materials in the future, you need to contact your bank, brokerage firm or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address.

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 450 Park Avenue, 27th Floor, New York, New York 10022. The Company’s main telephone number is (212) 906-8555.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 15, 2011.

The Proxy Statement and other proxy materials are available on the Company’s internet site at www.harbingergroupinc.com under the heading “Annual Meeting and Materials.”

PROPOSAL 1

ELECTION OF DIRECTORS

Under our Certificate of Incorporation and Bylaws, our Board has fixed the size of our Board at nine directors. The Certificate provides for division of our Board into three classes of as nearly equal number of directors as possible. Each class is comprised of three directors.

The term of each class of directors is three years, with the term for one class expiring each year in rotation. As a result, one class of directors is elected at each annual stockholders meeting for a term of three years and to hold office until their successors are elected and qualified or until their earlier death, removal or resignation. The term of the Class I directors expires at the Annual Meeting.

Mr. Peter Jensen resigned from our Board on June 30, 2011. He was a Class I director at the time of his resignation. Our Board has appointed Mr. Hladek to take his place in Class I, thereby creating a vacancy in Class II. Our Board is searching for a qualified candidate to fill the Class II vacancy, but has not identified a candidate at this time.

Our entire Board serves as our nominating committee to propose director nominees, and all nominations are approved by our Board. Our Board recommends that each nominee for director be elected at the Annual Meeting. The nominees are Lap Wai Chan, Robin Roger and Keith M. Hladek. The nominees have consented to continue to serve as directors if elected. Mr. Chan currently serves as a director of the Company, and has served as a director of the Company since October 2009. Ms. Roger currently serves as a director of the Company, and has served as a director of the Company since May 2011. Mr. Hladek currently serves as a director, and has served as a director of the Company since October 2009. If a nominee becomes unavailable for any reason or should a vacancy occur before the election, which we do not anticipate, the proxies will be voted for the election, as director, of such other person as our Board may recommend. Proxies cannot be voted for a greater number of persons than are included in the class of directors — this year that number is three.

Nominees for Election as Directors

Class I Directors — Nominees — Three Year Term Expiring 2014

Lap Wai Chan, age 44, has served as a director of HGI since October 2009. From September 2009 to September 2010 he was a consultant to MatlinPatterson Global Advisors (“MatlinPatterson”), a private equity firm focused on distressed control investments across a range of industries. From July 2002 to September 2009, Mr. Chan was a Managing Partner at MatlinPatterson. Prior to that, Mr. Chan was a Managing Director at Credit Suisse First Boston H.K. Ltd. (“Credit Suisse”). From March 2003 to December 2007, Mr. Chan served on the board of directors of Polymer Group, Inc. MatlinPatterson, Credit Suisse and Polymer Group, Inc. are not affiliates of HGI. We elected Mr. Chan as a director because of his extensive investment experience, particularly in Asia and Latin America, which strengthens the Board’s collective qualifications, skills and experience.

Robin Roger, age 54, has served as a director of HGI since May 12, 2011. From June 2010 until July 2011, Ms. Roger served as a director for Spectrum Brands Holdings Inc. Ms. Roger is a Managing Director, General Counsel, Co-Chief Operating Officer and Chief Compliance Officer of Harbinger Capital Funds LLC (“Harbinger Capital”). Prior to joining Harbinger Capital in 2009, Ms. Roger was General Counsel at Duff Capital Advisors, a multi-strategy investment advisor. She previously served as General Counsel to Jane Street Capital, a proprietary trading firm, and Moore Capital Management. Ms. Roger worked at Morgan Stanley from 1989 to 2006. While there, she headed the equity sales and trading legal practice group and served as General Counsel of the Institutional Securities Division (which encompassed the investment banking as well as sales and trading activities of the firm), and performed other roles at the corporate level. None of the companies Ms. Roger worked with before joining Harbinger Capital is an affiliate of HGI. She received a B.A. from Yale College and a J.D. from Harvard Law School. We elected Ms. Roger as a director because of her legal and operational experience and her relationship with our controlling stockholders.

Keith M. Hladek, age 36, has served as a director of HGI since October 2009. Mr. Hladek is also a director of Zap.Com Corporation, an affiliate of the Company (“Zap.Com”). He is Chief Financial Officer and Co-Chief Operating Officer of Harbinger Capital, an affiliate of HGI. Mr. Hladek is responsible for all accounting and operations of Harbinger Capital (including the Harbinger Parties and their management companies), including portfolio accounting, valuation, settlement, custody, and administration of investments. Prior to joining Harbinger Capital in 2009, Mr. Hladek was Controller at Silver Point Capital, L.P., a distressed debt and credit-focused private investment firm, where he was responsible for accounting, operations and valuation for various funds and related financing vehicles. Mr. Hladek is a Certified Public Accountant in New York. None of the companies Mr. Hladek worked with before joining Harbinger Capital is an affiliate of HGI. We elected Mr. Hladek as a director because of his extensive accounting and operations experience and his relationship with our controlling shareholders.

Vote Required

To be elected as a Class I director at the Annual Meeting, each candidate for election must receive a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting. A plurality vote means that the director nominee with the most affirmative votes in favor of his or her election to a particular directorship will be elected to that directorship.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR
CLASS I DIRECTORS.

Continuing Directors

Class II Directors — Terms Expiring 2012

Philip A. Falcone, age 48, has served as a director, Chairman of the Board and Chief Executive Officer of HGI since July 2009. From July 2009 to July 2011, Mr. Falcone served as the President of HGI. He is Chief Investment Officer and Chief Executive Officer of Harbinger Capital, an affiliate of HGI, is Chief Investment Officer of the Harbinger Parties and other Harbinger Capital affiliates and is Chairman of the Board, President and Chief Executive Officer of Zap.Com. Mr. Falcone co-founded the Master Fund and has been its Chief Investment Officer since 2001. Mr. Falcone has over two decades of experience in leveraged finance, distressed debt and special situations. Prior to joining the predecessor of Harbinger Capital, Mr. Falcone served as Head of High Yield Trading for Barclays Capital. None of the companies Mr. Falcone worked with before co-founding the Master Fund is an affiliate of HGI. We elected Mr. Falcone as a director because of his extensive investment experience and his controlling relationship with our controlling shareholders.

David Maura, age 38, has served as a director of HGI since May 12, 2011, as the Chairman of Spectrum Brands Holdings, Inc. since June 2011 and as the interim Chairman of the board of directors of Spectrum Brands Holdings, Inc. and as one of its directors, since June 2010. Mr. Maura is also a Vice President and Director of Investments of Harbinger Capital. He is responsible for investments in consumer products, agriculture and retail sectors. Prior to joining Harbinger Capital in 2006, Mr. Maura was a Managing Director and Senior Research Analyst at First Albany Capital, where he focused on distressed debt and special situations, primarily in the consumer products and retail sectors. Prior to First Albany, Mr. Maura was a Director and Senior High Yield Research Analyst in Global High Yield Research at Merrill Lynch & Co. Mr. Maura was a Vice President and Senior Analyst in the High Yield Group at Wachovia Securities, where he covered various consumer product, service and retail companies. Mr. Maura began his career at ZPR Investment Management as a Financial Analyst. During the past five years, Mr. Maura has served on the board of directors of Russell Hobbs (formerly Salton, Inc.) and Applica Incorporated. None of the companies Mr. Maura worked with before joining Harbinger Capital is an affiliate of HGI. Mr. Maura received a B.S. in Business Administration from Stetson University and is a CFA charterholder. We elected Mr. Maura as a director because of his experience in finance and investments and his relationship with our controlling stockholders.

Class III Directors — Terms Expiring 2013

Thomas Hudgins, age 71, has served as a director of HGI since October 2009. He is a retired partner of Ernst & Young LLP (“E&Y”). From 1993 to 1998, he served as E&Y’s Managing Partner of its New York office with over 1,200 audit and tax professionals and staff personnel. During his tenure at E&Y, Mr. Hudgins was the coordinating partner for a number of multinational companies, including American Express Company, American Standard Inc., Textron Inc., MacAndrews & Forbes Holdings Inc., and Morgan Stanley, as well as various mid-market and leveraged buy-out companies. As coordinating partner, he had the lead responsibility for the world-wide delivery of audit, tax and management consulting services to these clients. Mr. Hudgins also served on E&Y’s international executive committee for its global financial services practice. Mr. Hudgins previously served on the board of directors and as a member of various committees of Foamex International Inc., Aurora Foods, Inc. and RHI Entertainment, Inc. E&Y, RHI Entertainment Inc., Foamex International Inc. and Aurora Foods, Inc. are not affiliates of HGI. We elected Mr. Hudgins because he possesses particular knowledge and experience in accounting, finance and capital structures, which strengthens the Board’s collective qualifications, skills and experience.

Robert V. Leffler, Jr., age 65, has served as a director of HGI since May 1995. Mr. Leffler owns The Leffler Agency, Inc., a full service advertising agency founded in 1984. The firm specializes in the areas of sports/entertainment and media. Headquartered in Baltimore, the agency also has offices in Tampa and Providence. It operates in 20 US markets. Leffler Agency also has a subsidiary media buying service, Media Moguls, LLC, which specializes in mass retail media buying. The Leffler Agency and Media Moguls, LLC are not affiliates of HGI. We elected Mr. Leffler because of his extensive knowledge and experience as a director and because we believe he provides a unique historical perspective to our long operating history in light of his service on our Board since 1995.

Omar M. Asali, age 40, has served as a director of HGI since May 2011 and the Acting President of HGI effective June 2011. M. Asali is also a director of Spectrum Brands Holdings, Inc. and Zap.com. Mr. Asali is a Managing Director and Head of Global Strategy for Harbinger Capital. He is responsible for global portfolio strategy, risk management and portfolio analytics. Prior to joining Harbinger Capital in 2009, Mr. Asali was the co-head of Goldman Sachs Hedge Fund Strategies (“HFS”) where he helped to manage capital allocated to external managers. Mr. Asali also served as co-chair of the Investment Committee at HFS. Before joining HFS in 2003, Mr. Asali worked in Goldman Sachs’ Investment Banking Division, providing M&A and strategic advisory services to clients in the High Technology Group. Prior to joining Goldman Sachs, Mr. Asali worked at Capital Guidance, a boutique private equity firm. Mr. Asali began his career as a C.P.A., working for a public accounting firm. None of the companies Mr. Asali worked with before joining Harbinger Capital is an affiliate of HGI. Mr. Asali received a B.S. in Accounting from Virginia Tech and an M.B.A. from Columbia Business School. We elected Mr. Asali because of his experience in finance and investments and his relationship with our controlling stockholders.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the engagement of KPMG as the Company’s independent registered public accounting firm to audit our consolidated financial statements for Fiscal 2011. KPMG has served as the Company’s independent registered public accounting firm since January 2011. The Audit Committee considers KPMG to be well qualified.

Although stockholder ratification of the appointment of KPMG as our independent registered public accounting firm is not required by any applicable law or regulation, stockholder views are being solicited and will be considered by the Audit Committee and our Board when appointing an independent and registered public accounting firm for fiscal 2012. This proposal will be ratified if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, and a quorum is present. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders. We expect that a representative of KPMG will be present at the Annual Meeting, with the opportunity to make a statement if he or she so desires and to be available to answer appropriate questions.

To the Company’s knowledge, neither KPMG nor any of its partners has any direct financial interest or any indirect financial interest in the Company other than as the Company’s independent registered public accounting firm.

For information about the professional services rendered by KPMG to us for fiscal year 2010, please see the section of this Proxy Statement captioned “Principal Accountant Fees and Services”.

Vote Required

The affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to ratify our appointment of KPMG as our independent registered public accounting firm for Fiscal 2011.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the related rules of the SEC, we are including in this Proxy Statement a separate resolution to enable our stockholders to approve, on a discretionary and non-binding basis, the compensation of our named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Proxy Statement for this meeting.”

This vote is advisory, and therefore nonbinding. In considering their vote, stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure. Our Board of Directors and the Compensation Committee expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

As described in detail under Compensation Discussion and Analysis, our Board does have a compensation philosophy to grant compensation that will attract and retain employees who are able to contribute meaningfully to our success, but it has determined that a compensation program is not yet necessary or appropriate.

Vote Required

The affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to approve, on an advisory basis, the compensation of our named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF
A FUTURE ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, in accordance with the requirements of the Dodd-Frank Act and the related rules of the SEC, we are including in this proxy statement a separate resolution to enable our stockholders to recommend, on a discretionary and non-binding basis, whether a non-binding stockholder vote on executive compensation should occur every one, two or three years.

After careful consideration, our Board of Directors believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. We believe that this frequency is appropriate as a triennial vote would provide the Company with sufficient time to engage with stockholders to understand and respond to the “say-on-pay” vote results. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of our Board of Directors. Please refer to “Communications with the Board” in this Proxy Statement for information about communicating with our Board.

The proxy card and the Internet and the telephone proxy submission procedures each provide stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove our Board’s recommendation.

Although this advisory vote on the frequency of the “say on pay” vote is nonbinding, our Board of Directors and the Compensation Committee expect to take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or abstain from voting when you vote in response to the resolution set forth below.

“Resolved, that the option of once every one year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve, on an advisory basis, the compensation of the named executive officers, as disclosed at the time.”

Vote Required

Generally, the affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to approve matters presented to the stockholders. However, because the vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE OPTION OF “EVERY THREE YEARS” FOR HOLDING A FUTURE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 5

APPROVAL OF HARBINGER GROUP INC.
2011 OMNIBUS AWARD PLAN

Board Recommendation

At the Annual Meeting, stockholders will be asked to approve the 2011 Plan, which was adopted by our Board on August 10, 2011. A copy of the 2011 Plan is attached as Annex A to this Proxy Statement.

Reasons Why You Should Vote in Favor of the Approval of the 2011 Plan

Our Board recommends a vote for the approval of the 2011 Plan because it believes the plan is in the best interests of the Company and its stockholders for the following reasons:

Performance based.  The 2011 Plan is generally intended to provide incentive compensation and performance compensation awards that qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Attracts and retains talent.  Talented executives and employees are essential to executing our business strategies. The purpose of the 2011 Plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with a plan that provides incentives directly related to increases in the value of the Company.

Aligns director, employee and stockholder interests.  We currently provide long-term incentives primarily by (i) compensating participants with equity awards, including incentive compensation awards measured by reference to the value of the Company’s equity, (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period and (iii) motivating such participants by giving them opportunities to receive awards directly related to such performance. If the 2011 Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our stockholders.

Replaces Prior Plan with a comprehensive program.  The approval of the 2011 Plan by our stockholders is critical because it will replace the Harbinger Group Inc. Amended and Restated 1996 Long-Term Incentive Plan, (the “Prior Plan”) with the means to choose between multiple types of equity-based awards and to provide such awards to key personnel at various affiliates of the Company. We believe it is good practice to make all future equity compensation and performance-based awards from one plan.

Summary of Sound Governance Features of the 2011 Plan

Our Board and Compensation Committee believe the 2011 Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

No “evergreen” provision.  The number of shares of our Common Stock available for issuance under the 2011 Plan is fixed and will not adjust based upon the number of shares outstanding. We currently expect the number of shares authorized for issuance under the 2011 Plan will be sufficient to provide for future awards for approximately three to five years, at which time we expect to ask our stockholders to approve an additional share authorization.

Will not be excessively dilutive to our stockholders.  Subject to adjustment, the maximum number of shares of our Common Stock authorized for issuance under the 2011 Plan is 17,000,000 shares and no more than 17,000,000 shares of Common Stock may be subject to grants of options or stock appreciation rights (“SARs”) under the 2011 Plan. If the 2011 Plan is approved by stockholders, no new awards will be granted under the Prior Plan and any shares of our Common Stock available for issuance under the Prior Plan that are not subject to outstanding awards will no longer be available for issuance. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the 2011 Plan. As of December 31, 2010, and August 10, 2011 options to purchase 494,780 and 396, 833 shares of our Common Stock were outstanding under the Prior Plan, respectively.

Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date.  The 2011 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our Common Stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

No repricing or exchange without stockholder approval.  The 2011 Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval, except in connection with certain corporate transactions involving the Company.

“Clawback” provisions.  The 2011 Plan contains “clawback” provisions, which provide that the Compensation Committee may include in an award, that if a participant is determined by the Compensation Committee to have violated a noncompete, nonsolicit, nondisclosure or other agreement or taken action that would constitute a “detrimental activity,” as that term is defined in the 2011 Plan, all rights of the participant under the 2011 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the Compensation Committee may require the participant to surrender and return to the Company any shares received, and/or to repay any profits or any other economic value made or realized by the participant. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act of 2002, (“Sarbanes-Oxley”) and Section 954 of the Dodd Frank Act), awards shall be subject to clawback, forfeiture or similar requirement.

Summary of the 2011 Plan Features

The following summary of the material features of the 2011 Plan is qualified in its entirety by reference to the complete text of the 2011 Plan.

Administration.  Our Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code) will administer the 2011 Plan. The Compensation Committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2011 Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2011 Plan. The Compensation Committee will have full discretion to administer and interpret the 2011 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable, or to comply with any applicable law, including Section 162(m) of the Code and the Treasury Regulations promulgated thereunder and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility.  Any employees, directors, officers or consultants of the Company or of its subsidiaries or their respective affiliates will be eligible for awards under the 2011 Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2011 Plan. Additional Employees of certain designated foreign subsidiaries of the Company are also eligible under separate “Sub Plans.”

Number of Shares Authorized.  The 2011 Plan provides for an aggregate of 17,000,000 shares of our Common Stock to be available for awards under the 2011 Plan. No more than 17,000,000 shares of our Common Stock may be issued with respect to incentive stock options under the 2011 Plan. No participant may be granted awards of options and stock appreciation rights with respect to more than 3,000,000 shares of our Common Stock in any one year. No more than 2,000,000 shares of our Common Stock may be granted under the 2011 Plan to any participant during any single fiscal year with respect to performance compensation awards in any one performance period. The maximum amount payable for an individual employee or officer under the 2011 Plan for any single year during a performance period in cash is $20,000,000 (with respect to each year if the performance period is more than one year). Shares of our Common Stock subject to awards are generally unavailable for future grant; provided, in no event shall shares increase the number of shares of Common Stock that may be delivered pursuant to incentive stock options granted under the 2011 Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2011 Plan, the number of shares covered by awards then outstanding under the 2011 Plan, the limitations on awards under the 2011 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

Change in Capitalization.  If there is a change in the Company’s corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, split-off, spin-off, consolidation or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable.

Awards Available for Grant.  The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, other stock based awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Awards may be granted under the 2011 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”).

Stock Options.  The Compensation Committee will be authorized to grant options to purchase shares of Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2011 Plan shall be non-qualified unless the applicable award agreement expressly states that the Option is intended to be an “incentive stock option.” Options granted under the 2011 Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2011 Plan, the exercise price of the options will not be less than the fair market value of our Common Stock at the time of grant (except with respect to Substitute Awards). Options granted under the 2011 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2011 Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder); provided, that, if the term of a non-qualified option would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of Common Stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including: (i) by withholding or surrender of the minimum number of shares of Common Stock otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. The Committee may, in its sole discretion, at any time buy out for a payment in cash, or the delivery of shares of Common Stock, or other property, an Option previously granted to a Participant.

Stock Appreciation Rights.  The Compensation Committee will be authorized to award SARs under the 2011 Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. An SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2011 Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of Common Stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be subject to terms established by the Compensation Committee and reflected in the award agreement.

Restricted Stock.  The Compensation Committee will be authorized to award restricted stock under the 2011 Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Common Stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period.

Restricted Stock Unit Awards.  The Compensation Committee will be authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. Unless the Compensation Committee determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committee, the participant will receive a number of shares of Common Stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee, less an amount equal to any taxes required to be withheld. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of Common Stock, either in cash or (at the sole discretion of the Compensation Committee) in shares of Common Stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled.

Other Stock-Based Awards.  The Compensation Committee will be authorized to grant awards of unrestricted shares of our Common Stock, rights to receive grants of awards at a future date, or other awards denominated in shares of Common Stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Performance Compensation Awards.  The Compensation Committee may grant any award under the 2011 Plan in the form of a “Performance Compensation Award” by conditioning the vesting of the award on the satisfaction of certain “Performance Goals.” The Compensation Committee may establish these Performance Goals with reference to one or more of the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross revenue or gross revenue growth, gross profit or gross profit growth;

•	net operating profit (before or after taxes);

•	return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales);

•	cash flow measures (including, but not limited to, operating cash flow, Free Cash Flow and cash flow return on capital), which may but are not required to be measured on a per-share basis;

•	earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);

•	gross or net operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return; expense targets or cost reduction goals, general and administrative expense savings; and operating efficiency);

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added or other “value creation” metrics;

•	inventory control;

•	enterprise value;

•	sales;

•	stockholder return;

•	client retention;

•	competitive market metrics;

•	employee retention;

•	timely completion of new product rollouts;

•	timely launch of new facilities;

•	objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional project budgets);

•	system-wide revenues;

•	royalty income;

•	cost of capital, debt leverage year-end cash position or book value;

•	strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or

•	any combination of the foregoing.

Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operation, or business units, product lines, brands, business segment, administrative departments or combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the committee deems appropriate or, stock market indices. The Compensation Committee also may provide for accelerated vesting of any award based on the achievement of Performance Goals. Any award that is intended to qualify as performance-based compensation under Section 162(m) of the Code will be granted, and Performance Goals for such an award will be established, by the Committee in writing not later than 90 days after the commencement of the performance period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing that the Performance Goals established with respect to such award have been achieved.

The Compensation Committee may also specify adjustments or modifications (to the extent it would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi)acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (I) the Performance Goals for such period are achieved; and (II) all or some of the portion of such participant’s Performance Compensation Award has been earned for the performance period based on the application of the “Performance Formula” (as defined in the 2011 Plan) to such Performance Goals.

Effect of Change in Control.  Unless otherwise provided in an award agreement, in the event of a “change in control,” our Board of Directors may in its sole discretion provide that, with respect to any particular outstanding award: all then-outstanding Options and SARs shall become immediately exercisable as of immediately prior to the “change in control” with respect to up to 100 percent of the shares subject to such Option or SAR; (b) any restricted period shall expire as of immediately prior to the “change in control” with respect to up to 100 percent of then-outstanding shares of Restricted Stock or Restricted Stock Units (including without limitation a waiver of any applicable Performance Goals); (c) all incomplete performance periods in effect on the date the “change in control” occurs shall end on such date, and the Committee may (i) determine the extent to which Performance Goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of awards for each such performance period based upon the Committee’s determination of the degree of attainment of Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee; and (d) cause awards previously deferred to be settled in full as soon as practicable.

Transferability.  Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.

Amendment.  The 2011 Plan will have a term of ten years. Our Board of Directors may amend, suspend or terminate the 2011 Plan at any time; however, stockholder approval to amend the 2011 Plan may be necessary if the law or NYSE rules so require. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower option price) or cancel any SAR and replace it with a new SAR (with a lower strike price), and (iii) no option or SAR may be exchanged for cash or another award. However, stockholder approval is not required with respect to clauses (i), (ii), and (iii) above for any action specifically permitted by Sections 12 (Changes in Capital Structure and Similar Events) of the 2011 Plan. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without stockholder approval.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2011 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options.  The Code requires that, for treatment of an option as an incentive stock option, shares of Common Stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs.  No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock.  A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units.  A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m).  In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers whose compensation is required to be disclosed in its proxy statement (excluding the chief financial officer), subject to certain exceptions. The 2011 Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the 2011 Plan is designed to permit certain awards of restricted stock, restricted stock units and other awards (including cash bonus awards) to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

It is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2011 Plan because awards under the 2011 Plan will be made at the discretion of the Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code).

Our executive officers have a financial interest in this proposal because the Compensation Committee may select one or more of our executive officers as eligible to receive grants under the 2011 Plan.

Vote Required

Under relevant NYSE rules relating to approval of equity compensation plans, the affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to approve the 2011 Plan, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. Applicable Treasury Regulations require the affirmative vote of a majority of the votes cast on the issue at the Annual Meeting to approve the performance based provisions of the 2011 Plan.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2011 PLAN.

OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may communicate with our Board, the Audit Committee, the Compensation Committee, any individual director, or all non-management directors as a group, by writing to:

Harbinger Group Inc.
Attention: Board of Directors
450 Park Avenue, 27th Floor
New York, New York 10022
(212) 906-8555

If the letter is from a stockholder, the letter should state that the sender is a stockholder. Under a process approved by our Board and defined in the Corporate Governance Guidelines, depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the matter directly (as where information about the Company or its stock is requested); or

•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all relevant communications that are received after the last meeting of the full Board, or of non-management directors, and which are not forwarded will be presented at each Board meeting along with any specific communication requested by a director.

Stockholders and other interested parties who have concerns or complaints relating to accounting, internal accounting controls or other matters may contact the Audit Committee by writing to the following address:

Harbinger Group Inc.
Attention: Audit Committee Chair
450 Park Avenue, 27th Floor
New York, New York 10022
(212) 906-8555

All communications will be handled in a confidential manner, to the degree the law allows. Communications may be made on an anonymous basis; however, in these cases the reporting individual must provide sufficient details for the matter to be reviewed and resolved. The Company will not tolerate any retaliation against an employee who makes a good faith report.

EXECUTIVE OFFICERS

The following sets forth certain information with respect to the executive officers of the Company, as of the date of this Proxy Statement. All officers of the Company serve at the pleasure of the Company’s Board until their successors are elected and qualified.

Name	Age	Position

Philip A. Falcone	48	Chairman of the Board and Chief Executive Officer
Omar M. Asali	40	Acting President
Francis T. McCarron	54	Executive Vice President and Chief Financial Officer
Richard H. Hagerup	58	Interim Chief Accounting Officer

For information regarding Messrs. Falcone and Asali, see “Board of Directors,” above.

Francis T. McCarron, age 54, has been the Executive Vice President and Chief Financial Officer of HGI since December 2009. Mr. McCarron also serves as the Executive Vice President and Chief Financial Officer of Zap.Com, a position he has held since December 2009. From 2001 to 2007, Mr. McCarron was the Chief Financial Officer of Triarc Companies, Inc. (“Triarc”), which was renamed Wendy’s/Arby’s Group, Inc. in 2008. During 2008, Mr. McCarron was a consultant for Triarc. During the time of Mr. McCarron’s employment, Triarc was a holding company that, through its principal subsidiary, Arby’s Restaurant Group, Inc., was the franchisor of the Arby’s restaurant system. Triarc (now the Wendy’s Company) is not an affiliate of HGI.

Richard H. Hagerup, age 58, has been the Interim Chief Accounting Officer of HGI since December 2010. Mr. Hagerup also serves as Interim Chief Accounting Officer of Zap.Com, a position he has held since December 2010. Prior to being appointed as Interim Chief Accounting Officer of HGI, Mr. Hagerup served as HGI’s contract controller, a position he held from January 2010. From April 1980 to April 2008, Mr. Hagerup held various accounting and financial reporting positions with Triarc and its affiliates, last serving as Controller of Triarc. During the time of Mr. Hagerup’s employment, Triarc was a holding company that, through its principal subsidiary Arby’s Restaurant Group, Inc., was the franchisor of the Arby’s restaurant system. Triarc (now the Wendy’s Company) is not an affiliate of HGI.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers, and persons who own more than 10% of our Common Stock, to file with the SEC and the New York Stock Exchange (the “NYSE”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of the copies of such forms furnished to us and written representations that no other reports were required, we believe that, during 2010, all such filings required to be made by such persons were timely made in accordance with the requirements of the Exchange Act.

CORPORATE GOVERNANCE

Controlled Company

Our Board has determined that HGI is a “controlled company” for the purposes of Section 303A of the New York Stock Exchange Listed Company Manual (the “NYSE Rules” ), as the Harbinger Parties control more than 50% of the Company’s voting power. A controlled company may elect not to comply with certain NYSE Rules, including (1) the requirement that a majority of our Board consist of independent directors, (2) the requirement that a nominating/corporate governance committee be in place that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) the requirement that a compensation committee be in place that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. We currently avail ourselves of the “controlled company” exceptions. Our Board has determined that it is appropriate not to have a nominating/corporate governance because of our relatively limited number of directors, our limited number of senior executives and our status as a “controlled company” under applicable NYSE rules. In April 2011, our Board formed a compensation committee. While our compensation committee is composed entirely of independent directors and has a charter addressing the committee’s purpose and responsibilities, we still avail ourselves of the “controlled company” exceptions and are not obligated to comply with the NYSE Rules governing compensation committees.

Corporate Governance Guidelines and Code of Ethics and Business Conduct

Our Board has adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities. These guidelines reflect our Board’s commitment to monitor the effectiveness of policy and decision making both at our Board and management level, with a view to enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things, Board composition, director qualifications standards, selection of the Chairman of the Board and the Chief Executive Officer, director responsibilities and the Board committees.

Our Board has adopted a Code of Ethics and Business Conduct to provide guidance to all the Company’s directors, officers and employees, including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions.

Governance Documents Availability

We have posted our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and the Audit Committee Charter on our website under the “Corporate Governance” heading at www.harbingergroupinc.com. These governance documents are also available in print without charge to any stockholder of record that makes a written request to the Company. Inquiries must be directed to Harbinger Group Inc., Attn: Investor Relations, 450 Park Avenue, 27th floor, New York, New York 10022.

INFORMATION ABOUT COMMITTEES OF THE BOARD OF DIRECTORS

The Audit Committee and the Compensation Committee are our Board’s only standing committees. In addition, a Special Committee of our Board functioned in late 2009, throughout 2010 and in the first half of 2011 and a Pricing Committee functioned in November 2010 and June 2011.

Audit Committee

The Audit Committee currently is composed of Mr. Thomas Hudgins (Chairman), Mr. Lap Wai Chan and Mr. Robert V. Leffler, Jr. Our Board has determined that Messrs. Hudgins and Chan qualify as “audit committee financial experts,” as defined by Item 407(d)(5) (ii) of Regulation S-K. Our Board has determined that Messrs. Hudgins, Chan and Leffler are independent members of this committee under applicable SEC rules, NYSE Rules and the Company’s Corporate Governance Guidelines.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

Our Audit Committee consists of Mr. Thomas Hudgins, Mr. Lap Wai Chan and Mr. Robert V. Leffler, Jr. The Audit Committee operates under, and has the responsibility and authority set forth in, the written charter adopted by the Board of Directors, which can be viewed on our website, www.harbingergroupincs.com, under “Corporate Governance.”

The Audit Committee Charter adopted by the Board incorporates requirements mandated by Sarbanes-Oxley and the NYSE listing standards. All members of the Audit Committee are independent as defined by SEC rules and NYSE listing standards. At least one member of the Audit Committee is an “audit committee financial expert” as defined by SEC rules.

Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm, KPMG, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and for auditing the Company’s internal control over financial reporting and issuing their reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements for the fiscal year ended December 31, 2010, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and KPMG’s audit of the Company’s internal control over financial reporting. The Audit Committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication With Audit Committees). In addition, KPMG has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with KPMG their firm’s independence. The Audit Committee has concluded that KPMG’s provision of audit and non-audit services to HGI and its affiliates is compatible with KPMG’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2010 be included in our Annual Report on Form 10-K filed with the SEC for that year. The Audit Committee also recommended to the Board of Directors that KPMG be appointed as our independent registered public accounting firm for Fiscal 2011.

AUDIT COMMITTEE
Mr. Thomas Hudgins (Chairman)
Mr. Lap Wai Chan
Mr. Robert V. Leffler

COMPENSATION DISCUSSION AND ANALYSIS

This section provides an overview and analysis of our compensation program and policies, the material compensation decisions made under those programs and policies, and the material factors considered in making those decisions. The discussion below is intended to help you understand the detailed information provided in our executive compensation tables and put that information into context within our overall compensation program. The series of tables following this Compensation Discussion and Analysis provides more detailed information concerning compensation earned or paid in the year ended December 31, 2010 for the Company’s directors and earned or paid in the year ended December 31, 2008, 2009 and 2010 for the following individuals (the “named executive officers”):

•	Philip A. Falcone, our Chairman of the Board and Chief Executive Officer, who was also President until June 2011;

•	Francis T. McCarron, our Executive Vice President and Chief Financial Officer, who was appointed in December 2009; and

•	Leonard DiSalvo, our Vice President — Finance until May 31, 2010.

In April 2011, our Board formed a Compensation Committee to (i) oversee our compensation and employee benefits plans and practices, including our executive compensation plans and our incentive compensation and equity-based plans, (ii) consider hiring and significant compensation decisions with respect to executive officers and make recommendations to our Board for approval, (iii) evaluate the performance of our executive officers in light of established goals and objectives and (iv) review and discuss with management our compensation discussion and analysis disclosure and compensation committee reports in order to comply with our public reporting requirements. Our Board appointed Messrs. Leffler (Chairman), Chan and Hudgins as members of the Compensation Committee. The Compensation Committee may decide in the future to adopt a compensation program. The Compensation Committee has retained consultants to assist it in its deliberations.

With respect to the compensation matters described herein, our Board as a whole has functioned as our compensation committee. Our Board does have a compensation philosophy, but it has determined that a compensation program is not yet necessary or appropriate because the Company currently has only one named executive officer who receives compensation from us. Specifically, Mr. Falcone does not receive any compensation for his services as our Chairman of the Board and Chief Executive Officer, and he did not receive any compensation for his former services as President. Mr. McCarron was the first executive officer employed by our Board following the Harbinger Parties’ acquisition of a controlling interest in the Company in July 2009 (the “2009 Change in Control”) and, at that time, our Board did not find it necessary to have a compensation program in place. The compensation arrangement for Mr. DiSalvo, our former Vice President — Finance, was approved by our Board several years ago, prior to the 2009 Change in Control, and this compensation formed the basis for Mr. DiSalvo’s retention and severance package.

Compensation Philosophy and General Objectives

Our compensation philosophy is to grant compensation that will attract and retain employees who are able to meaningfully contribute to our success. We will both reward employees for past performance and provide an incentive for future achievement. We will also strive to align the interests of our executive officers with our stockholders by providing our executive officers with equity interests in HGI. We will also be mindful of fairness to all stakeholders.

Components of Executive Compensation

The principal elements of compensation for Mr. McCarron, our only named executive officer for the year ended December 31, 2010, are:

•	base salary;

•	annual bonus potential;

•	a long-term component consisting of a stock-related award; and

•	perquisites and other personal benefits.

We use incentive compensation, including bonuses, to provide a substantial cash payment opportunity based upon our achievement of budgetary and other objectives. We have used stock options as a long-term incentive designed to provide reward tied to the price of our Common Stock. Our Board believes that equity awards, which provide value to the participants only when our stockholders benefit from stock price appreciation, are an appropriate complement to our overall compensation philosophy and will help align the interests of our executives with those of stockholders. In addition, our Board believes that long term incentives will provide an important retentive component to our overall compensation program. Mr. DiSalvo participated in our benefit plans until the termination of his employment on May 31, 2010. Mr. Falcone does not participate in our benefit plans.

We provide Mr. McCarron with standard medical, dental, vision and disability coverage and life insurance available to employees generally. Perquisites are intended to provide the executives with benefits that are typically offered in addition to the standard benefits package in similar sized companies. Generally, our Board believes that perquisites should not be a significant component of our compensation philosophy.

We believe that the various components of our executive compensation philosophy, in the aggregate, will provide a strong link between compensation and performance. We also believe that such elements will align the interests of our employees with our stockholders by creating a strong compensatory incentive to successfully drive our growth and achieve the goals we set for our individual executives and our business.

How We Chose Amounts for Each Element of Our Named Executive Officers’ Compensation

Generally

Prior to the 2009 Change in Control, the Company had a Compensation Committee that was responsible for the approval and administration of compensation programs for the Company’s executives. Following the 2009 Change in Control, our Compensation Committee was disbanded because we had a very limited number of senior executives and, as a “controlled company” under applicable NYSE rules, we are not required to have a compensation committee. Instead, our entire Board has been responsible for determining compensation for our directors and executive officers. Because we expect our executive compensation decisions will become more numerous and complex with the completion of Spectrum Brands Acquisition (as defined in the section titled “Related Person Transactions — Spectrum Brands Acquisition in January 2011”), and the Insurance Transaction Acquisition (as defined in the section titled “Related Person Transactions — F&G Holdings Acquisition in April 2011”), in April 2011 our Board formed a Compensation Committee and delegated to it the authority to recommend the amount or form of executive and director compensation.

Mr. McCarron’s compensation package was negotiated in late 2009 by our Chief Executive Officer and our former Chief Operating Officer who have substantial experience in establishing management compensation, and was approved by our Board. Mr. Di Salvo’s original compensation package was negotiated in September 1998 by the then existing board of directors and its compensation committee. Mr. DiSalvo’s retention agreement compensation package was negotiated by Mr. McCarron and approved by our Board. Although the ultimate approval of the named executive officers’ compensation is made by our Board, our Board takes into consideration the recommendations of our Chief Executive Officer in awarding compensation and setting compensation levels.

During the year ended December 31, 2010, our Board did not retain compensation consultants to determine or recommend the amount or form of executive or director compensation, but it may do so in the future if it deems it appropriate. While we may use formal benchmarking and peer group comparables in the future in establishing compensation levels of our named executive officers, for the past three years we have not relied on any formal benchmarking or set compensation levels by reference to any peer group.

Base Salary

The base salary for Mr. McCarron was negotiated by representatives of our principal stockholder and approved by our Board. The base salary for Mr. DiSalvo was negotiated by Mr. McCarron and approved by our Board. In approving the compensation, our Board considered a number of factors including, but not limited to, the responsibilities of the position, the experience of the individual and the competitive marketplace for executive talent with similar skill sets and, in the case of Mr. DiSalvo’s retention and severance package, his then current base salary.

Bonus

Bonuses for our named executive officers are discretionary and were based on a number of subjective considerations; however, Mr. McCarron was entitled, pursuant to his employment agreement, to a minimum annual cash bonus for 2010 of $500,000. In 2011, our Board set Mr. McCarron’s cash bonus amount for 2010 at $1,250,000. For the last three fiscal years, only Messrs. McCarron and DiSalvo were granted cash bonuses. In setting their cash bonus, our Board considered their overall performance.

Long Term Incentives

There is no set formula for the granting of awards to individual executives or employees. Consistent with our equity incentive plans and past awards, the exercise price of all equity awards granted during the last three fiscal years was equal to the fair market value (closing sale price of our Common Stock) on the date of grant. During the past three fiscal years, Mr. McCarron was the only named executive officer awarded options. When Mr. McCarron was hired in December 2009, he was granted an initial non-qualified option to purchase 125,000 shares of our Common Stock (the “Initial Option”) pursuant to our long-term incentive plan (the

“1996 Plan”). The 1996 Plan provides for the granting of restricted stock, stock appreciation rights, stock options and other types of awards to key employees of the Company. Under the 1996 Plan, options may be granted at prices equivalent to the market value of the Common Stock on the date of grant. Options become exercisable in one or more installments on such dates as the Company may determine. Unexercised options will expire on varying dates up to a maximum of ten years from the date of grant. All options granted vest ratably over three years beginning on the first anniversary of the date of grant. The 1996 Plan provides for the issuance of options to purchase up to 8,000,000 shares of Common Stock. At December 31, 2010, stock options with respect to a total of 1,652,412 shares of Common Stock had been exercised and a total of 5,852,808 shares of Common Stock were available for future awards under the 1996 Plan. As of December 31, 2010, options to purchase 494,780 shares of Common Stock were outstanding under the 1996 Plan. No restricted stock, stock appreciation rights or other types of awards have been granted under the 1996 Plan.

Our Board’s decision to award options to Mr. McCarron was discretionary and made in connection with the determination of his initial compensation package. Pursuant to Mr. McCarron’s employment agreement, for years beginning on or after January 1, 2011, he will be eligible to receive an additional annual option or similar equity grant having a fair value targeted at between 25% and 50% of his total annual compensation for the immediately preceding year, subject to the sole discretion of our Board (including the discretion to grant awards higher than the targeted amount).

Our Board may decide to grant additional awards to Mr. McCarron or future named executive officers and, when doing so, may consider factors such as:

•	the executive’s overall compensation package and job performance, and

•	an executive’s ability to contribute to the achievement of our goals and objectives.

Perquisites

Pension Plan.  In 2005, our Board authorized a freeze of the Harbinger Group Inc. Pension Plan (the “Pension Plan”) so that individuals first employed after January 15, 2006 are not eligible to participate in the pension plan and no further benefits accrue for existing participants. Of our named executive officers, only Leonard DiSalvo was eligible to participate in the pension plan and he accrued no further benefits after January 15, 2006.

Benefits under the pension plan are based on employees’ years of service and compensation level. All of the costs of the pension plan are borne by us. The participants of the Pension Plan are 100% vested in the accrued benefit after five years of service.

401(k) Plan.  We sponsor a 401(k) Retirement Savings Plan (the “401(k) Plan”) in which eligible participants may defer a fixed amount or a percentage of their eligible compensation, subject to limitations. We make discretionary matching contributions of up to 4% of eligible compensation. Mr. McCarron was not eligible to participate in our 401(k) Plan in 2009. Our matches under the 401(k) Plan were: for Mr. McCarron, $9,800 in 2010; for Mr. DiSalvo, $9,200 in 2008, $9,800 in 2009 and $8,486 in 2010. Mr. Falcone does not participate in our 401(k) Plan.

Senior Executive Health Plan.  In 2006, our Board established the HGI Corporation Senior Executive Retiree Health Care Benefit Plan to provide health and medical benefits for former senior executive officers at the discretion of our Board. These health insurance benefits were to be consistent with HGI’s benefits available to current employees. There are no current participants in this plan.

Deferred Compensation Arrangements.  We do not currently have any deferred compensation arrangements or plans.

Other.  We continue to provide benefits to the surviving spouse of former HGI Chairman, B. John Mackin, under the terms of a Consulting and Retirement Agreement dated August 27, 1981. Mr. Mackin retired as an employee of HGI in 1985. The agreement provides for health and dental benefits and annual retirement income of $112,500 to Mr. Mackin’s widow for the remainder of her life. This amount represents half of the $225,000 per annum that was paid to Mr. Mackin prior to his death in 2003.

Risk Review

Our Board has generally reviewed, analyzed and discussed our executive compensation. Our Board does not believe that any aspects of our executive compensation encourages the named executive officers to take unnecessary or excessive risks. There is no single performance measure for executive compensation, and Mr. McCarron’s elements of compensation are balanced among current cash payments, cash bonus potential and an equity award.

Compensation in Connection with Termination of Employment and Change-In-Control

We do not maintain any programs of broad application specifically designed to provide compensation in connection with the termination of employment or a change in control of the Company. We believe that creating sustainable growth and long-term stockholder value is best served by encouraging the attraction and retention of high quality executive officers through performance-based incentives without overemphasizing compensation at terminal events, such as termination or change in control.

Nonetheless, we recognize that an appropriate incentive in attracting talent is to provide reasonable protection against loss of income in the event the employment relationship terminates without fault of the employee. Thus, compensation practices in connection with termination of employment generally will be designed on a case-by-case basis as our Board deems appropriate to achieve our goal of attracting highly-qualified executive talent. We have provided for termination compensation through individual employment agreements in the form of salary and benefit continuation for a moderate period of time following involuntary termination of an executive officer’s employment. We have also agreed to individual severance arrangements at the time of termination of employment, taking into account the specific facts and circumstances surrounding termination, including other compensation available at such time.

You can find additional information regarding our practices in providing compensation in connection with termination of employment and change in control under the headings “Employment Agreements with Named Executive Officers” and “Payments upon Termination and Change in Control” below.

COMPENSATION AND BENEFITS

Summary Compensation Table

The following table discloses compensation for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008 received by (i) Philip A. Falcone, our Chairman of the Board, Chief Executive Officer and former President, (ii) Francis T. McCarron, our Executive Vice President and Chief Financial Officer, who was appointed in December 2009, and (iv) Leonard DiSalvo, our Vice President — Finance until May 31, 2010. These individuals are also referred to in this Proxy Statement as our “named executive officers.”

										Change in
										Pension Value
										and Non-Qualified
									Non-Equity	Deferred
						Stock	Option		Incentive Plan	Compensation	All Other
Name and Principal		Salary		Bonus		Awards	Awards		Compensation	Earnings	Compensation		Total
Position	Year	($)		($)		($)	($)		($)	($)(1)	($)		($)

Philip A. Falcone,	2010	—	(2)	—		—	—		—	—	—		—
Chairman of the Board,	2009	—	(2)	—		—	—		—	—	—		—
Chief Executive Officer and former President
Francis T. McCarron,	2010	500,000		1,250,000	(3)						9,800	(4)	1,759,800
Executive Vice President	2009	15,070		—		—	329,361	(5)	—	—	—		344,431
and Chief Financial Officer
Leonard DiSalvo,	2010	111,557	(6)	—	(7)	—	—		—		192,939	(8)	304,496
Former Vice President — Finance	2009	245,000		63,000		—	—		—	30,495	9,800	(4)	348,295
	2008	230,936		65,769		—	—		—	3,470	9,200	(4)	309,375

(1)	In 2005, our Board authorized a freeze of the Pension Plan so that individuals first employed after January 15, 2006 are not eligible to participate in the Pension Plan and no further benefits accrue for existing participants. Accordingly, the amount of future pension benefits an employee will receive is fixed.

Disclosed changes in pension value are caused by actuarial related changes in the present value of the named executive officer’s accumulated benefit. Actuarial assumptions such as age and the selected discount rate will cause an annual change in the actuarial pension value of an employee’s benefit but does not result in any change in the actual amount of future benefits an employee will receive.

(2)	Mr. Falcone is an employee of an affiliate of the Harbinger Parties and he (i) does not receive any compensation for his services as our Chairman of the Board and Chief Executive Officer, and (ii) did not receive any compensation for his former services as our President.

(3)	Pursuant to Mr. McCarron’s employment agreement, he was guaranteed a minimum bonus amount of $500,000 for 2010. In 2011, our Board set Mr. McCarron’s cash bonus amount for 2010 at $1,250,000.

(4)	Amounts represent HGI’s matching contribution under HGI’s 401(k) Plan.

(5)	In 2009, stock options were granted with a grant date fair value of $2.63 with the following assumptions used in the determination of fair value using the Black-Scholes option pricing model: expected option ten of six years, volatility of 32.6%, risk-free interest rate of 3.1% and no assumed dividend yield. No stock options were granted in 2008 or 2010.

(6)	Excludes any compensation paid to Mr. DiSalvo for consulting services he performed after his employment terminated on May 31, 2010.

(7)	For 2010, Mr. DiSalvo earned a bonus of $34,453, which was computed at a rate of 125% of his 2009 bonus. Pursuant to his severance agreement, in lieu of receiving this bonus Mr. DiSalvo received a lump-sum severance payment of $184,453 (included as “All Other Compensation” in this table).

(8)	Amount consists of $184,453 in severance payments and $8,486 for HGI’s matching contribution under the 401(k) Plan.

Employment Agreements with Named Executive Officers

Philip A. Falcone, our Chief Executive Officer, and Francis T. McCarron, our Executive Vice President and Chief Financial Officer, are employees at will. Mr. Falcone was not and is not a party to an employment agreement with HGI. We have an employment agreement with Mr. McCarron and a consulting agreement with Mr. DiSalvo, our former Vice President — Finance. We also have indemnification agreements with each of our named executive officers.

Employment Agreement with Francis T. McCarron

Pursuant to our employment agreement with Mr. McCarron, dated as of December 24, 2009, Mr. McCarron’s annual base salary is $500,000 and, beginning January 1, 2010, he is eligible to earn an annual cash bonus targeted at 300% of his base salary upon the attainment of certain reasonable performance objectives to be set by, and in the sole discretion of, our Board or the Compensation Committee, in consultation with Mr. McCarron. For 2010, Mr. McCarron was guaranteed a minimum annual bonus of $500,000. In 2011, our Board set Mr. McCarron’s 2010 cash bonus amount at $1,250,000.

Pursuant to his employment agreement, Mr. McCarron was granted an Initial Option to purchase 125,000 shares of our Common Stock pursuant to the 1996 Plan. The Initial Option vests in three substantially equal annual installments, subject to Mr. McCarron’s continued employment on each annual vesting date, and has an exercise price equal to the fair market value of a share of Common Stock on the date of grant ($7.01). For years beginning on or after January 1, 2011, Mr. McCarron will be eligible to receive an additional annual option or similar equity grant having a fair value targeted at between 25% and 50% of Mr. McCarron’s total annual compensation for the immediately preceding year, subject to the sole discretion of our Board (including the discretion to grant awards higher than the targeted amount).

For payments made to Mr. McCarron on termination of his employment, see the below section entitled “Payments Upon Termination And Change Of Control — Termination Payments to Francis T. McCarron.”

Retention and Consulting Agreement with Leonard DiSalvo

On January 22, 2010, we entered into a Retention and Consulting Agreement with Mr. DiSalvo pursuant to which Mr. DiSalvo continued to be employed by HGI through May 31, 2010, and was then entitled to the following retention payments: (i) a lump sum payment equal to $150,000; (ii) a pro-rated bonus for 2010 equal to $34,453; and (iii) three months of outplacement services.

Since June 1, 2010, Mr. DiSalvo has been providing certain consulting services to HGI pursuant to that agreement. For each full month of service, Mr. DiSalvo is compensated $21,233.33, a rate equal to 1/12th of his annual base salary at the rate in effect on the date his employment terminated. In addition, Mr. DiSalvo had the right to (but did not) elect health care continuation coverage under Consolidated Omnibus Budget Reconciliation Act (“COBRA”) and we would have paid his COBRA premiums during the consulting period at the same rate we pay health insurance premiums for our active employees. The consulting services continue for 12 months, except that Mr. DiSalvo may terminate the consulting period at any time upon 30 days’ prior written notice to us and we may terminate the consulting period at any time for cause. Mr. DiSalvo’s entitlement to the payments was also subject to his execution of a release in a form reasonably acceptable to us, which he executed in May 2010.

Mr. DiSalvo’s stock options continue to be subject to the terms of the 1996 Plan, except that for purposes of these options, Mr. DiSalvo’s employment was deemed to terminate on August 31, 2010.

Grants of Plan-Based Awards

We did not grant any plan-based awards for the year ended December 31, 2010.

Outstanding Equity Awards

	Option Awards					Stock Awards
(as of December 31, 2010)
Equity
Incentive
								Equity	Plan
								Incentive	Awards:
			Equity					Plan	Market or
			Incentive					Awards:	Payout
			Plan					Number of	Value of
			Awards:				Market	Unearned	Unearned
	Number of	Number of	Number of			Number of	Value of	Shares,	Shares,
	Securities	Securities	Securities			Shares or	Shares or	Units or	Units or
	Underlying	Underlying	Underlying			Units of	Units of	Other	Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)(1)	Date	(#)	($)	(#)	($)

Philip A. Falcone	—	—	—	—	—	—	—	—	—
Francis T. McCarron	41,667 (2)	83,333 (3)	—	7.01	12/23/2019	—	—	—	—
Leonard DiSalvo	100,000 (4)	—	—	2.775	8/31/2011 (5)	—	—	—	—
	160,000 (4)	—	—	6.813	8/31/2011 (5)	—	—	—	—

(1)	The exercise price of all equity awards is equal to the fair market value (closing sale price of our Common Stock) on the date of grant.

(2)	On December 24, 2010, options for 41,667 shares of Common Stock became exercisable.

(3)	On December 24, 2011, if Mr. McCarron continues to be employed as our Executive Vice President and Chief Financial Officer, options for 41,667 shares of Common Stock will become exercisable. On December 24, 2012, if Mr. McCarron continues to be employed as our Executive Vice President and Chief Financial Officer, options for 41,666 shares of Common Stock will become exercisable.

(4)	Amounts are fully vested as of December 31, 2010.

(5)	Pursuant to Mr. DiSalvo’s retention and consulting agreement, his termination of employment on May 31, 2010 was, solely with respect to his options, deemed to be effective August 31, 2010.

Option Exercises and Stock Vested

No named executive officers exercised stock options during the year ended December 31, 2010. Additionally, there are no stock awards outstanding for our named executive officers.

Pension Benefits

In 2005, our Board authorized a plan to freeze the Pension Plan in accordance with ERISA rules and regulations so that new employees, after January 15, 2006, are not eligible to participate in the Pension Plan and further benefits no longer accrue for existing participants. Benefits under that plan are based on employees’ years of service and compensation level. All of the costs of this plan are borne by us. The Pension Plan’s participants were 100% vested in the accrued benefit after five years of service.

The following table provides information about benefits under the Pension Plan for each of our named executive officers:

		Number of Years	Present Value of	Payments During
		Credited Services	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)

Philip A. Falcone	—	—	—	—
Francis T. McCarron	—	—	—	—
Leonard DiSalvo	Harbinger Group Inc.	7 (1)	176,003	—
Pension Plan

(1)	The Pension Plan was frozen in 2005, thereby freezing the number of years of credited service for Mr. DiSalvo.

Nonqualified Deferred Compensation

The Company does not provide any nonqualified defined contribution or other deferred compensation plans.

Payments Upon Termination and Change of Control

Mr. McCarron is entitled to certain payments if his employment is terminated, as detailed below.

Termination Payments to Francis T. McCarron

Pursuant to his employment agreement, if Mr. McCarron’s employment is terminated for any reason, he is entitled to his salary through his final date of active employment plus any accrued but unused vacation pay. He is also entitled to any benefits mandated under the COBRA or required under the terms of HGI’s plans described above.

If Mr. McCarron’s employment had been terminated by us without cause, or by him for Good Reason (as defined below), at any time on or prior to December 31, 2010, he would have been entitled to the continuation of his base salary until December 31, 2010 and his Initial Option to purchase 125,000 shares of our Common Stock would have become fully vested. In addition, he would have been entitled to his annual bonus for 2010, in an amount equal to the greater of $500,000 or the bonus earned for the year based upon the actual attainment of the performance goals, as pro-rated for the number of days Mr. McCarron was employed in 2010. If the Company terminates Mr. McCarron without cause or Mr. McCarron terminates his employment for Good Reason any time after December 31, 2010, Mr. McCarron will be entitled to the continuation of his base salary for three months following such termination and full vesting of the Initial Option. Mr. McCarron’s entitlement to these payments is conditioned upon his execution of an agreement acceptable to us that (a) waives any rights Mr. McCarron may otherwise have against us, (b) releases us from actions, suits, claims, proceedings and demands related to the period of employment and/or the termination of employment, and (c) contains certain other obligations which shall be set forth at the time of the termination; provided, however, that any such waiver and release shall not include a waiver or release of Mr. McCarron’s rights (a) arising under, or preserved by, his employment agreement, (b) to continued coverage under our directors and officers insurance policies, (c) to indemnification pursuant to Mr. McCarron’s indemnification agreement, or (d) as a stockholder of the Company. Mr. McCarron must sign and tender the release as described above not later than 60 days following his last day of employment and, if he fails or refuses to do so, he will forfeit the right to such termination compensation as would otherwise be due and payable.

“Good Reason” is defined in Mr. McCarron’s employment agreement as the occurrence of any of the following events without either Mr. McCarron’s express prior written consent or full cure by us within 30 days: (i) any material diminution in Mr. McCarron’s title, responsibilities or authorities; (ii) the assignment to him of duties that are materially inconsistent with his duties as the principal financial officer of HGI; (iii) any change in the reporting structure so that he reports to any person or entity other than Chief Executive Officer and/or the Board; (iv) the relocation of Mr. McCarron’s principal office, or principal place of employment, to a location that is outside the borough of Manhattan, New York; (v) a breach by HGI of any material terms of Mr. McCarron’s employment agreement; or (vi) any failure of HGI to obtain the assumption (in writing or by operation of law) of our obligations under his employment agreement by any successor to all or substantially all of our business or assets upon consummation of any merger, consolidation, sale, liquidation, dissolution or similar transaction.

Summary Table

The following table sets forth amounts of compensation to be paid to Mr. McCarron if his employment is terminated without Cause or for Good Reason. The amounts shown assume that such termination was effective as of December 31, 2010.

Health Welfare
		Non-qualified		and Life	Executive Level
	Severance	Defined		Insurance	Outplacement
	Payments	Contribution Plan	Pension Benefit	Benefits	Service	Total
Name	($)	($)	($)	($)	($)	($)

Francis T. McCarron	1,250,000 (1)	—	—	—	—	1,250,000

(1)	Mr. McCarron’s employment agreement provides that he will be entitled to his annual bonus for 2010, in an amount equal to the greater of $500,000 or the bonus earned for the year based upon the actual attainment of the performance goals, as pro-rated for the number of days Mr. McCarron was employed in 2010. In 2011, our Board set Mr. McCarron’s cash bonus amount for 2010 at $1,250,000.

Director Compensation

During 2010, directors who were not employees of HGI or of the Harbinger Parties (or an affiliate) were paid an annual retainer of $35,000 (on a quarterly basis), plus $1,000 per meeting for each standing committee of our Board on which a director served or $2,000 per meeting for each standing committee of our Board of which a director was Chairman. Those directors who also are employees of HGI or of the Harbinger Parties (or an affiliate) do not receive any compensation for their services as directors. During 2010, Messrs. Falcone and Hladek were employees of the Harbinger Parties (or an affiliate) and do not receive any compensation for their services as directors. Messrs. Clark and Jenson, former employees of the Harbinger Parties (or an affiliate), did not receive any compensation for their services as directors during 2010.

In 2010, our Board formed several special committees to consider proposed transactions. Messrs. Chan, Hudgins and Leffler served on each special committee. Mr. Chan acted as Chairman of the special committee and for this service was paid $25,000 per calendar month during which the special committee was in existence and a fee of $1,500 per meeting. Messrs. Hudgins and Leffler were paid $10,000 per calendar month during which the special committee was in existence, and a fee of $1,500 per meeting.

Director Compensation Table

The following table shows for the fiscal year 2010 certain information with respect to the compensation of the directors of HGI, excluding Philip A. Falcone, whose compensation is disclosed in the Summary Compensation Table above.

Change in
Pension Value
and
	Fees Earned			Non-Equity	Nonqualified
	or Paid	Stock	Option	Incentive Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)

Lap W. Chan	239,321	—	—	—	—	—	239,321
Lawrence M. Clark, Jr.(1)	—	—	—	—	—	—	—
Keith M. Hladek	—	—	—	—	—	—	—
Thomas Hudgins	156,429	—	—	—	—	—	156,429
Peter A. Jenson(2)	—	—	—	—	—	—	—
Robert V. Leffler	143,429	—	—	—	—	—	143,429

(1)	Mr. Clark resigned from our Board on May 12, 2011.

(2)	Mr. Jenson resigned from our Board on June 30, 2011.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information with respect to our equity compensation plans under which our equity securities were authorized for issuance as of December 31, 2010.

Equity Compensation Plan Information for Fiscal 2010

	Number of		Number of Securities
	Securities to		Remaining Available
	be Issued Upon		for Future Issuance
	Exercise of		Under Equity
	Outstanding		Compensation Plans
	Options,	Weighted-Average	(Excluding Securities
	Warrants	Exercise Price of	Reflected in Column
	and Rights	Outstanding Options,	(a))
	(in thousands)	Warrants and Rights	(in thousands)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)(2)	503	$5.65	5,860

Equity compensation plans not approved by security holders	—	—	—

Total	503	$5.65	5,860

(1)	Refers to the 1996 Plan, which provides for the granting of restricted stock, stock appreciation rights, stock options and other types of awards to key employees of the Company. Under the 1996 Plan, options may be granted at prices equivalent to the market value of the Common Stock on the date of grant. Options become exercisable in one or more installments on such dates as the Company may determine. Unexercised options will expire on varying dates up to a maximum of ten years from the date of grant. All options granted vest ratably over three years beginning on the first anniversary of the date of grant. The 1996 Plan provides for the issuance of options to purchase up to 8,000,000 shares of Common Stock.

(2)	Includes 8,000 shares of Common Stock issuable under options granted to Mr. Leffler.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As stated above, during fiscal year 2010, we did not have a compensation committee because of the limited number of our senior executives and our status as a “controlled company” under applicable NYSE Rules. Instead, the entire Board was responsible for determining compensation for our directors and executive officers. During fiscal year 2010, two of our directors, Messrs. Falcone and Jenson (who resigned as a director on June 30, 2011), also served as our executive officers and participated in deliberations concerning executive officer compensation. However, neither Mr. Falcone nor Mr. Jenson received any compensation for their services as officers or directors of HGI. During fiscal year 2010, Mr. Falcone served as a director and executive officer of our subsidiary, Zap.Com, and Mr. Jenson also served as a director of Zap.Com.

None of our executive officers served during fiscal year 2010 as a member of the board or compensation committee of any entity (other than the Company and its subsidiary, Zap.Com, as discussed above) that, during fiscal year 2010, had one or more executive officers that served as a director on our Board.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with the management. Based on that review and discussion, the Compensation Committee believes that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Robert V. Leffler (Chairman)
Lap W. Chan
Thomas Hudgins

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of shares of our Common Stock beneficially owned by:

•	each named executive officer,

•	each director,

•	each person known to us to beneficially own more than 5% of our outstanding Common Stock (the “5% stockholders”), and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Determinations as to the identity of 5% stockholders and the number of shares of our Common Stock beneficially owned, including shares which may be acquired by them within 60 days, is based upon filings with the SEC as indicated in the footnotes to the table below. Except as otherwise indicated, we believe, based on the information furnished or otherwise available to us, that each person or entity named in the table has sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them, subject to applicable community property laws.

In computing the number of shares of our Common Stock beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock that are subject to options held by that person that are currently exercisable or exercisable within 60 days of August 10, 2011, are deemed outstanding. These shares of our Common Stock are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Harbinger Group Inc., 450 Park Avenue, 27th floor, New York, New York 10022.

	Beneficial
Name and Address	Ownership(1)	Percent of Class(1)

5% Stockholders
Harbinger Capital Partners Master Fund I, Ltd.(2)	95,932,068	51.4%
Harbinger Capital Partners Special Situations Fund, L.P.(3)	21,493,161	11.5%
Global Opportunities Breakaway Ltd.(4)	12,434,660	6.7%
CF Turul Group(5)	18,462,474	9.9%
Our Directors and Executive Officers Serving at August 10, 2011
Omar M. Asali(6)	—	*
Lap W. Chan	—	*
Leonard DiSalvo(7)	203,554	*
Philip A. Falcone(8)	129,859,889	69.3%
Richard H. Hagerup	—	*
Keith M. Hladek(6)	—	*
Thomas Hudgins	—	*
Robert V. Leffler, Jr.(9)	8,000	*
David Maura(6)	—	*
Francis T. McCarron(10)	41,667	*
Robin Roger(6)	—	*
All current directors and executive officers as a group (10 persons)	130,113,110	69.7%

*	Indicates less than 1% of our outstanding Common Stock.

(1)	On a fully diluted basis after giving effect to the conversion of the outstanding preferred stock and the limitation on voting by CF Turul Group described in note 5 below.

(2)	Based solely on a Schedule 13D, Amendment No. 8, filed with the SEC on May 23, 2011, the Master Fund is the beneficial owner of 95,932,068 shares of our Common Stock, which may also be deemed to be beneficially owned by Harbinger Capital, the investment manager of Master Fund; Harbinger Holdings, LLC (“Harbinger Holdings”), the managing member of Harbinger Capital, and Mr. Falcone, the managing member of Harbinger Holdings and the portfolio manager of the Master Fund. The address of the Master Fund is c/o International Fund Services (Ireland) Limited, 78 Sir John Rogerson’s Quay, Dublin 2, Ireland.

(3)	Based solely on a Schedule 13D, Amendment No. 8, filed with the SEC on May 23, 2011, the Special Situations Fund is the beneficial owner of 21,493,161 shares of our Common Stock, which may be deemed to be beneficially owned by Harbinger Capital Partners Special Situations GP, LLC (“HCPSS”), the general partner of the Special Situations Fund, Harbinger Holdings, the managing member of HCPSS, and Mr. Falcone, the managing member of Harbinger Holdings and the portfolio manager of the Special Situations Fund. The address of the Special Situations Fund is 450 Park Avenue, 30th floor, New York, New York, 10022.

(4)	Based solely on a Schedule 13D, Amendment No. 8, filed with the SEC on May 23, 2011, the Global Fund is the beneficial holder of 12,434,660 shares of our Common Stock, which may be deemed to be beneficially owned by Harbinger Capital Partners II LP (“HCP II”), the investment manager of the Global Fund; Harbinger Capital Partners II GP LLC (“HCP II GP”), the general partner of HCP II, and Mr. Falcone, the managing member of HCP II GP and the portfolio manager of the Global Fund. The address of the Global Fund is c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, Cayman Islands KY1-1104.

(5)	Based solely on a Schedule 13D filed with the SEC on May 23, 2011, CF Turul LLC (“CF Turul”) may be deemed to be the beneficial holder of 31,706,667 shares of our Common Stock upon conversion of its preferred stock. The preferred stock is entitled to vote with our shares of Common Stock on an as-

converted basis on all matters submitted to a vote of Common Stock. Prior to receipt of certain regulatory approvals, the preferred stock held by CF Turul LLC may be voted up to only 9.9% of our Common Stock. As described in the Schedule 13D filed with SEC on May 23, 2011, each of Fortress Credit Opportunities Advisors LLC, FIG LLC, Hybrid GP Holdings LLC, Fortress Operating Entity I LP, FIG Corp., Fortress Investment Group LLC, Mr. Peter L. Briger, Jr., and Mr. Constantine M. Dakolias may also be deemed to be the beneficial holder of our shares of Common Stock beneficially owned by CF Turul, assuming the effectiveness of a joint investment committee agreement. The business address of CF Turol is c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.

(6)	The address of each beneficial owner is c/o Harbinger Capital Partners LLC, 450 Park Avenue, 30th floor, New York, New York 10022.

(7)	Includes 203,554 shares of our Common Stock issuable under options exercisable within 60 days of August 10, 2011.

(8)	Based solely on a Schedule 13D, Amendment No. 8, filed with the SEC on May 23, 2011, Mr. Falcone, the managing member of Harbinger Holdings and HCP II GP and portfolio manager of each of the Master Fund, the Special Situations Fund and the Global Fund, may be deemed to indirectly beneficially own 129,859,889 shares of our Common Stock, constituting approximately 69.3% of our outstanding Common Stock after giving effect to the conversion of the outstanding preferred stock and the limitation on voting by CF Turul Group described in note 5 above. Mr. Falcone has shared voting and dispositive power over all such shares. A portion of the shares of our Common Stock held by the Master Fund are pledged, together with securities of other issuers, to secure certain portfolio financing for Master Fund. Mr. Falcone disclaims beneficial ownership of the shares reported in the Schedule 13D, except with respect to his pecuniary interest therein. Mr. Falcone’s address is c/o Harbinger Holdings, LLC, 450 Park Avenue, 30th floor, New York, New York, 10022.

(9)	Includes 8,000 shares of our Common Stock issuable under options exercisable within 60 days of August 10, 2011.

(10)	Includes 41,667 shares of our Common Stock issuable under options exercisable within 60 days of August 10, 2011.

Changes in Control

To the knowledge of the Company, there are no arrangements, including any pledge by an person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change of control of the Company, other than ordinary default provisions that may be contained in the Company’s articles of incorporation or Bylaws, or trust indentures or other governing instruments relating to the securities of the Company.

RELATED PERSON TRANSACTIONS

Our Board has adopted a Statement of Policy with Respect to Related Party Transactions (the “Related Party Transactions Policy”). A “Related Party Transaction” is defined in the Related Party Transactions Policy as any financial transaction or any series of similar transactions in which we are a participant and in which a related person (i.e., a director, officer, beneficial owner of more than 5% of any class of our capital stock or a family member or controlling or controlled entity of the foregoing persons) has a direct or indirect interest, other than: (i) our payment of compensation to a related person for the related person’s service in the capacity that give rise to the person’s status as a “related person”; (ii) transactions available to all of our employees or all of our stockholders on the same terms; and (iii) transactions which, when aggregated with the amount of all other transactions between us and the related person, involve in a fiscal year the lesser of (a) $100,000 or (b) 1% of the average of our total assets at year-end for the last two completed fiscal years. Pursuant to the Related Party Transaction Policy, the Related Party Transaction proposed to be entered into must be reported to our Board for review. In reviewing and determining whether to approve a proposed Related Party Transaction presented to our Board, the disinterested members of our Board will analyze such factors as they deem appropriate. We may only enter into a Related Party

Transaction upon approval by our Board. Our Board may delegate its authority to review and approve Related Party Transactions to the Audit Committee, a special committee or other committee of our Board.

Management Agreement

Effective March 1, 2010, we entered into a Management and Advisory Services Agreement (the “Management Agreement”) with Harbinger Capital, pursuant to which Harbinger Capital has agreed to provide us with advisory and consulting services, particularly with regard to identifying and evaluating investment opportunities. Harbinger Capital is an affiliate of the Harbinger Parties, which collectively hold a majority of our outstanding shares of Common Stock. We have agreed to reimburse Harbinger Capital for (i) its out-of-pocket expenses and its fully-loaded cost (based on budgeted compensation and overhead) of services provided by its legal and accounting personnel (but excluding such services as are incidental and ordinary course activities) and (ii) upon our completion of any transaction, Harbinger Capital’s out-of-pocket expenses and its fully-loaded cost (based on budgeted compensation and overhead) of services provided by its legal and accounting personnel (but not its investment banking personnel) relating to such transaction, to the extent not previously reimbursed by us. Requests by Harbinger Capital for reimbursement are subject to review by our Audit Committee, after review by our management. The Management Agreement has a three-year term, with automatic one-year extensions unless terminated by either party with 90 days’ notice. For the twelve months ended December 31, 2010 and the nine months ended July 3, 2011, we did not accrue any costs related to the Management Agreement.

Spectrum Brands Acquisition in January 2011

On September 10, 2010, we entered into a Contribution and Exchange Agreement (as amended, the “Exchange Agreement”) with the Harbinger Parties, pursuant to which the Harbinger Parties agreed to contribute a majority interest in Spectrum Brands Holdings, Inc. (“SB Holdings”) to us in exchange for 4.32 shares of our Common Stock for each share of SB Holdings Common Stock contributed to us (the “Spectrum Brands Acquisition”). The exchange ratio of 4.32 to 1.00 was based on the respective volume weighted average trading prices of our Common Stock ($6.33) and SB Holdings Common Stock ($27.36) on the NYSE for the 30 trading days from and including July 2, 2010 to and including August 13, 2010, the day we received the Harbinger Parties’ proposal for the Spectrum Brands Acquisition.

On September 10, 2010, a special committee of our Board (the “Spectrum Special Committee”), consisting solely of directors who were determined by our Board to be independent under the NYSE Rules, unanimously determined that the Exchange Agreement and the Spectrum Brands Acquisition were advisable to, and in the best interests of, us and our stockholders (other than the Harbinger Parties), approved the Exchange Agreement and the transactions contemplated thereby, and recommended that our Board approve the Exchange Agreement and our stockholders approve the issuance of our Common Stock pursuant to the Exchange Agreement. On September 10, 2010, our Board (based in part on the unanimous approval and recommendation of the Spectrum Special Committee) unanimously determined that the Exchange Agreement and the Spectrum Brands Acquisition were advisable to, and in the best interests of, us and our stockholders (other than the Harbinger Parties), approved the Exchange Agreement and the transactions contemplated thereby, and recommended that our stockholders approve the issuance of its Common Stock pursuant to the Exchange Agreement.

On September 10, 2010, the Harbinger Parties, who held a majority of our outstanding Common Stock on that date, approved the issuance of our Common Stock pursuant to the Exchange Agreement by written consent in lieu of a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware.

On January 7, 2011, the Spectrum Brands Acquisition was consummated and we issued an aggregate of 119,909,829 shares of our Common Stock to the Harbinger Parties in exchange for an aggregate of 27,756,905 shares of Common Stock (the “SB Holdings Contributed Shares”) of SB Holdings, or approximately 54.5% of the then outstanding SB Holdings Common Stock, as contemplated by the Exchange Agreement. The market value of the SB Holdings Contributed Shares at that date was approximately $859 million. In connection with the consummation of the Spectrum Brands Acquisition, we also became party to the existing Stockholder Agreement, dated as of February 9, 2010, by and among the Harbinger

Parties and SB Holdings and the existing Registration Rights Agreement, dated as of February 9, 2010, by and among the Harbinger Parties, SB Holdings, and certain other stockholders.

HGI Registration Rights Agreement

In connection with the Spectrum Brands Acquisition, HGI and the Harbinger Parties entered into a registration rights agreement, dated as of September 10, 2010, (the “Registration Rights Agreement”) pursuant to which, after the consummation of the Spectrum Brands Acquisition, the Harbinger Parties have, among other things and subject to the terms and conditions set forth therein, certain demand and so-called “piggy back” registration rights with respect to (i) any and all shares of HGI’s Common Stock owned after the date of the Registration Rights Agreement by the Harbinger Parties and their permitted transferees (irrespective of when acquired) and any shares of HGI’s Common Stock issuable or issued upon exercise, conversion or exchange of HGI’s other securities owned by the Harbinger Parties, and (ii) any of HGI securities issued in respect of the shares of HGI’s Common Stock issued or issuable to any of the Harbinger Parties with respect to the securities described in clause (i).

Under the Registration Rights Agreement, after the consummation of the Spectrum Brands Acquisition any of the Harbinger Parties may demand that HGI register all or a portion of such Harbinger Party’s shares of HGI’s Common Stock for sale under the Securities Act, so long as the anticipated aggregate offering price of the securities to be offered is (i) at least $30 million if registration is to be effected pursuant to a registration statement on Form S-1 or any similar “long-form” registration or (ii) at least $5 million if registration is to be effected pursuant to a registration statement on Form S-3 or a similar “short-form” registration. Under the agreement, HGI is not obligated to effect more than three such “long-form” registrations in the aggregate for all of the Harbinger Parties.

The Registration Rights Agreement also provides that if HGI decides to register any shares of its Common Stock for its own account or the account of a stockholder other than the Harbinger Parties (subject to certain exceptions set forth in the agreement), the Harbinger Parties may require HGI to include all or a portion of their shares of HGI’s Common Stock in the registration and, to the extent the registration is in connection with an underwritten public offering, to have such shares included in the offering.

F&G Holdings Acquisition in April 2011 and the Pending Reinsurance Transaction

On March 7, 2011, we entered into a Transfer Agreement (the “Transfer Agreement”) with Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”). Pursuant to the Transfer Agreement, on March 9, 2011, (i) we acquired from the Master Fund a 100% membership interest in Harbinger F&G, LLC (formerly, Harbinger OM, LLC, “Harbinger F&G”), and (ii) the Master Fund transferred to Harbinger F&G the sole issued and outstanding Ordinary Share of FS Holdco Ltd. (“FS Holdco”). In consideration for the interests in Harbinger F&G and FS Holdco, we agreed to reimburse the Master Fund for certain expenses incurred by the Master Fund in connection with the Fidelity & Guaranty Acquisition (up to a maximum of $13.3 million) and to submit certain expenses of the Master Fund for reimbursement by OM Group (UK) Limited (“OM Group”) under the F&G Stock Purchase Agreement (as defined below). Following the consummation of the foregoing acquisitions, Harbinger F&G became our direct wholly-owned subsidiary, FS Holdco became the direct wholly-owned subsidiary of Harbinger F&G and Front Street Re, Ltd. (“Front Street”) became the indirectly wholly-owned subsidiary of Harbinger F&G.

On April 6, 2011, pursuant to the First Amended and Restated Stock Purchase Agreement, dated as of February 17, 2011 (the “F&G Stock Purchase Agreement”), between Harbinger F&G and OM Group, Harbinger F&G acquired from OM Group all of the outstanding shares of capital stock of F&G Holdings and certain intercompany loan agreements between OM Group, as lender, and F&G Holdings, as borrower, in consideration for $350 million, which amount could be reduced by up to $50 million post-closing if certain regulatory approvals are not received (the “Fidelity & Guaranty Acquisition”). Fidelity & Guaranty Life Insurance Company (formerly, OM Financial Life Insurance Company, “FGL Insurance”) and Fidelity & Guaranty Life Insurance Company of New York (formerly, OM Financial Life Insurance Company of New York, “FGL NY Insurance”) are F&G Holdings’ principal insurance companies, and are wholly-owned subsidiaries of F&G Holdings. Harbinger F&G’s pre-closing and closing obligations under the F&G Stock Purchase Agreement, including payment of the purchase price, were guaranteed by the Master Fund. Pursuant to the Transfer Agreement, we

entered into a Guaranty Indemnity Agreement with the Master Fund, pursuant to which we agreed to indemnify the Master Fund for any losses incurred by it or its representatives in connection with the Master Fund’s guaranty of Harbinger F&G’s pre-closing and closing obligations under the F&G Stock Purchase Agreement.

On May 19, 2011, a special committee (the “Special Committee”) comprised of independent directors of the Board unanimously determined that it is (i) in the best interests of the Company for Front Street and F&G Holdings to enter into a reinsurance agreement (the “Reinsurance Agreement”), pursuant to which Front Street would reinsure up to $3,000,000 of insurance obligations under annuity contracts of F&G Holdings and (ii) in the best interests of the Company for Front Street and Harbinger Capital Partners II LP, an affiliate of our principal stockholders (“HCP II”), to enter into an investment management agreement (the “Investment Management Agreement”), pursuant to which HCP II would be appointed as the investment manager of up to $1,000,000 of assets securing Front Street’s reinsurance obligations under the Reinsurance Agreement, which assets will be deposited in a reinsurance trust account for the benefit of FGL Insurance pursuant to a trust agreement (the “Trust Agreement”). On May 19, 2011, the Board approved the Reinsurance Agreement, the Investment Management Agreement, the Trust Agreement and the transactions contemplated thereby. The Special Committee’s consideration of the Reinsurance Agreement, the Trust Agreement, and the Investment Management Agreement was contemplated by the terms of the Transfer Agreement. In considering the foregoing matters, the Special Committee was advised by independent counsel and received an independent third-party fairness opinion.

The Reinsurance Agreement and the Trust Agreement and the transactions contemplated thereby are subject to, and may not be entered into or consummated without, the approval of the Maryland Insurance Administration. The F&G Stock Purchase Agreement provides for up to a $50 million post-closing reduction in purchase price for the Fidelity & Guaranty Acquisition if, among other things, the Reinsurance Agreement, the Trust Agreement and the transactions contemplated thereby are not approved by the Maryland Insurance Administration or are approved subject to certain restrictions or conditions, including if HCP II is not permitted to be appointed as the investment manager for $1 billion of assets securing Front Street’s reinsurance obligations under the Reinsurance Agreement.

SB Holdings Share Offering in July 2011

On July 14, 2011, the Master Fund and SB Holdings (together, the “Selling Stockholders”) entered into an equity underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the underwriters listed therein (the “Underwriters”), with respect to the offering of 1,000,000 shares of SB Holdings common stock by SB Holdings and 5,495,489 shares of SB Holdings common stock by the Master Fund, at a price per share to the public of $28.00. We did not sell any shares of SB Holdings common stock in the offering. In connection with the offering, we agreed to a 180-day lock up agreement. In addition, the Master Fund entered into a standstill agreement with us, pursuant to which the Master Fund agreed that it would not, among other things (a) either individually or as part of a group, acquire, offer to acquire, or agree to acquire any securities (or beneficial ownership thereof) of SB Holdings; (b) other than with respect to certain existing holdings, form, join or in any way participate in a group with respect to any securities of SB Holdings; (c) effect, seek, offer, propose or cause or participate in (i) any merger, consolidation, share exchange or business combination involving SB Holdings or any material portion of SB Holdings’ business, (ii) any purchase or sale of all or any substantial part of the assets of SB Holdings or any material portion of the SB Holdings’ business; (iii) any recapitalization, reorganization or other extraordinary transaction with respect to SB Holdings or any material portion of the SB Holdings’ business, or (iv) any representation on the board of directors of SB Holdings.

DIRECTOR INDEPENDENCE

Our Board has determined that Messrs. Chan, Hudgins and Leffler are independent members of our Board under the NYSE Rules. Under the NYSE Rules, no director qualifies as independent unless our Board affirmatively determines that the director has no material relationship with the Company. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, our Board has determined that each of the independent directors named above has no material relationship with the Company, nor has any such person entered into any material transactions or arrangements with the Company or its subsidiaries, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, and is therefore independent under the NYSE Rules.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

In accordance with Sarbanes-Oxley, the Audit Committee Charter provides that the Audit Committee of our Board has the sole authority and responsibility to pre-approve all audit services, audit-related tax services and other permitted services to be performed for the Company by our independent registered public accounting firm and the related fees. Pursuant to its charter and in compliance with rules of the SEC and Public Company Accounting Oversight Board (“PCAOB”) the Audit Committee has established a pre-approval policy and procedures that require the pre-approval of all services to be performed by the independent registered public accounting firm. The independent registered public accounting firm may be considered for other services not specifically approved as audit services or audit-related services and tax services so long as the services are not prohibited by SEC or PCAOB rules and would not otherwise impair the independence of the independent registered public accounting firm. The Audit Committee has also delegated pre-approval to the Audit Committee Chair for services with fees below $50,000; however, any services pre-approved by the Audit Committee Chair must be reported to the full Audit Committee at its next meeting.

The following table sets forth the professional fees we paid to our independent registered public accounting firm for professional services rendered for the fiscal years 2010 and 2009:

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
	(KPMG)(1)	(Deloitte)(2)

Audit Fees	$132,000	$107,215
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$132,000	$107,215

(1)	KPMG was engaged in January 2011 to perform professional services for our 2010 fiscal year. The fees disclosed represent all fees paid to KPMG with respect to our 2010 fiscal year.

(2)	Deloitte & Touche LLP (“Deloitte”) was our independent registered public accounting firm for our 2009 fiscal year. The fees disclosed represent all fees paid to Deloitte with respect to our 2009 fiscal year.

The Audit Fees for the year ended December 31, 2010 paid to KPMG were for the following professional services rendered:

•	audit of the Company’s annual financial statements, including fees for work related to the Company’s audit and report regarding the Company’s effectiveness of internal controls over financial reporting and compliance with our obligations under Sarbanes-Oxley, for the year ended December 31, 2010, and

•	services normally provided in connection with statutory or regulatory filings or engagements.

The Audit Fees for the year ended December 31, 2009 paid to Deloitte were for the following professional services rendered:

•	audit of the Company’s annual financial statements, including fees for work related to the Company’s audit and report regarding the Company’s effectiveness of internal controls over financial reporting and compliance with our obligations under Sarbanes-Oxley, for the year ended December 31, 2009,

•	review of the Company’s 2009 quarterly financial statements, and

•	services normally provided in connection with statutory or regulatory filings or engagements.

OTHER BUSINESS

As of the date hereof, the Board of Directors knows of no other matters to be brought before the meeting.

By Order of the Board of Directors,

Philip A. Falcone
Chairman of the Board,
and Chief Executive Officer

New York, New York
August 15, 2011

ANNEX A

HARBINGER GROUP INC.
2011 Omnibus Equity Award Plan

1.  Purpose.  The purpose of the Harbinger Group Inc. 2011 Omnibus Equity Award Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders. This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

2.  Definitions.  The following definitions shall be applicable throughout the Plan.

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock Based Award and Performance Compensation Award granted under the Plan. For purposes of Section 5(c) of the Plan, “Award” and “Award under the Plan” shall also mean any stock-based award granted under a Prior Plan and outstanding on the Effective Date.

(c) “Beneficial Owner” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), (A) the Participant’s commission of a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant has engaged or is about to engage in conduct harmful (whether financially, reputationally or otherwise) to the Company or any of its Affiliates, (C) the Participant’s failure to perform duties as reasonably directed by the Company (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, willful misconduct or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f) “Change in Control” shall, unless in the case of a particular Award the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” mean

(i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its direct or indirect subsidiaries) representing more than 50% of the combined voting power of the Company’s then outstanding securities, other than any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of subsection (iii) below;

(ii) the following individuals cease for any reason to constitute a majority of the members of the Board: (A) individuals who, on the Effective Date, were members of the Board (the “Incumbent Directors”), (B) individuals whose election or nomination to the Board was approved by Incumbent Directors constituting, at the time of such election or nomination, at least a majority of the Board or (C) individuals whose election or nomination to the Board was approved by individuals referred to in clauses (B) and (C) constituting, at the time of such election or nomination, at least a majority of the Board (other than, in the cases of clauses (B) and (C), directors whose initial nomination for, or assumption of office as, members of the Board occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any Person other than a solicitation for the election of one or more directors by or on behalf of the Board);

(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (A) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of voting securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or any of its direct or indirect subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding voting securities or (C) a merger or consolidation affecting the Company as a result of which a Designated Holder owns after such transaction more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the assets of the Company and its subsidiaries taken as a whole, to any Person, other than a sale or disposition by the Company of all or substantially all of the assets of the Company to an entity, more than 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred if immediately after the occurrence of any of the events described in clauses (i) — (iv) above, (i) the record holders of the Common Stock of the Company immediately prior to such event or series of events continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such event or series of events or (ii) a Designated Holder or Designated Holders are the Beneficial Owners, directly or indirectly, of more than 50% of the combined voting power of the Company or any successor.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h) “Committee” means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to comply with Section 162(m) of the Code in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(i) “Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(j) “Company” means Harbinger Group Inc., a Delaware corporation, and any successor thereto.

(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l) “Designated Holder” means Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P., Harbinger Group, Inc., Global Opportunities Breakaway, Ltd., and their respective Affiliates and subsidiaries.

(m) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(n) “Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.

(o) “Effective Date” means August 10, 2011 provided that the Plan is approved by the shareholders at the first Annual Meeting within twelve months following such date.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 of the Plan; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(t) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation service on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if Fair Market Value cannot be determined under clause (i) or (ii) above, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the fair market value as determined in good faith by the Committee in its sole discretion; or (iv) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation service on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(u) “Good Reason” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Participant having “good reason” to terminate the Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) if “Good Reason” is specifically referred to in any Award but is not defined therein, the occurrence of any of the following without the Participant’s express written consent: (A) a material reduction in the Participant’s base salary, other than a reduction that is a part of and consistent with a reduction in compensation of similarly situated employees of the Company, or (B) requiring the Participant to relocate the Participant’s principal place of employment or service to a location that would result in an increase by more than fifty (50) miles in the Participant’s one-way commute from the Participant’s then-current principal residence; provided, however, that any event described in clause (A) or (B) shall not constitute Good Reason unless the Participant has given the Company prior written notice of such event within thirty (30) days after the Participant becomes aware or should have become aware of such event, and the Company has not cured such event (if capable of cure) within thirty (30) days following receipt of such notice.

(v) “Immediate Family Members” shall have the meaning set forth in Section 15(b).

(w) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(x) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(y) “Mature Shares” means shares of Common Stock either (i) previously acquired on the open market, (ii) not acquired from the Company in the form of compensation or (iii) acquired from the Company in the form of compensation that have been owned by a Participant for at least six months.

(z) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(aa) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(bb) “NYSE” means the New York Stock Exchange.

(cc) “Option” means an Award granted under Section 7 of the Plan.

(dd) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(ee) “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(ff) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company.

(gg) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(hh) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ii) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(jj) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(kk) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ll) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(mm) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(nn) “Person” has the meaning given such term in the definition of “Change in Control”.

(oo) “Plan” means this Harbinger Group Inc. 2011 Omnibus Equity Award Plan.

(pp) “Prior Plan” shall mean, as amended from time to time, the Harbinger Group Inc. Amended and Restated 1996 Long-Term Incentive Plan.

(qq) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(rr) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(ss) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(tt) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(uu) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(vv) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ww) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(xx) “Substitute Award” has the meaning given such term in Section 5(e).

(yy) “Sub Plans” has the meaning given such term in Section 1.

3.  Effective Date; Duration.  The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.  Administration.  (a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law, including Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e) No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.  Grant of Awards; Shares Subject to the Plan; Limitations.  (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 17,000,000 shares of Common Stock may be delivered in the aggregate pursuant to Awards granted under the Plan; (ii) subject to Section 12 of the Plan, no more than 3,000,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan to any single Participant during any calendar year and no more than 17,000,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan; (iii) subject to Section 12 of the Plan, no more than 17,000,000 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 2,000,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan during any single fiscal year to a Participant for a single Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 2,000,000 shares of Common Stock on the last day of the Performance Period to which such Award relates; and (v) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single year in the event a Performance Period extends beyond a single year) pursuant to a Performance Award denominated in cash described in Section 11(a) of the Plan shall be $20,000,000.

(c) Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of

Common Stock owned by a Participant are surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such surrendered or tendered shares shall not become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing. Following the Effective Date, no further awards shall be granted under any Prior Plan, provided that the Plan is approved by shareholders within twelve months following the Effective Date.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or the substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, further, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

6.  Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.  Options.  (a) Generally.  Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price.  Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.

(d) Method of Exercise and Form of Payment.  No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and are Mature Shares; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option.  Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.

(f) Buyout.  The Committee may, in its sole discretion, at any time buy out for a payment in cash or the delivery of shares of Common Stock or other property (including, without limitation, another Award), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made. If the Committee so determines, the consent of the affected Participant shall not be required to effect such buyout.

(g) Compliance With Laws, etc.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the securities of the Company are listed or traded.

8.  Stock Appreciation Rights.  (a) Generally.  Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price.  Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration.  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the ‘‘SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability.

(d) Method of Exercise.  SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Nonqualified Stock Options.  The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9.  Restricted Stock and Restricted Stock Units.  (a) Generally.  Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Stock Certificates; Escrow or Similar Arrangement.  Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock (provided that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than or in addition to the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions.  Unless otherwise provided by the Committee in an Award agreement: (i) the Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee, and the Committee shall determine the treatment of the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award. The Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.  (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

(e) Legends on Restricted Stock.  Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE HARBINGER GROUP INC. 2011 OMNIBUS EQUITY AWARD PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF          , BETWEEN HARBINGER GROUP INC. AND          . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF HARBINGER GROUP INC.

10.  Other Stock Based Awards.  The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11.  Performance Compensation Awards.  (a) Generally.  The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).

(b) Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria.  The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other ‘value creation’ metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvi) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii)system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d) Modification of Performance Goal(s).  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. The Committee is authorized at any time during the first 90 days of a

Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.  (i) Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(i) Limitation.  Unless otherwise provided in the applicable Award agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(ii) Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iii) Use of Negative Discretion.  In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments.  Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Unless otherwise provided in an Award agreement, any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii)).

12.  Changes in Capital Structure and Similar Events.  In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(iii) cancelling any one or more outstanding Awards (or awards of an acquiring Company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.  Effect of Change in Control.  Except to the extent otherwise provided in an Award agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Board may in its sole discretion provide that, with respect to any particular outstanding Award or Awards:

(a) all then-outstanding Options and SARs shall become immediately exercisable as of immediately prior to the Change in Control with respect to up to 100 percent of the shares subject to such Option or SAR;

(b) the Restricted Period shall expire as of immediately prior to the Change in Control with respect to up to 100 percent of then-outstanding shares of Restricted Stock or Restricted Stock Units (including without limitation a waiver of any applicable Performance Goals);

(c) all incomplete Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee may (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee; and

(d) cause Awards previously deferred to be settled in full as soon as practicable.

To the extent practicable, any actions taken by the Board under the immediately preceding clauses (a) through (d) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

14.  Amendments and Termination.  (a) Amendment and Termination of the Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of Common Stock may be listed or quoted or for changed in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.

(b) Amendment of Award Agreements.  The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

15.  General.  (a) Award Agreements.  Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.  (i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c) Dividends and Dividend Equivalents.  The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation

Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividend equivalents may be accumulated in respect of unearned Awards and paid within 15 days after such Awards are earned and become payable or distributable).

(d) Tax Withholding.  (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(e) No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(f) International Participants.  With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or Sub Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g) Designation and Change of Beneficiary.  Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(h) Termination of Employment.  Except as otherwise provided in an Award agreement or an employment, severance, consulting, letter or other agreement with a Participant, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

(i) No Rights as a Shareholder.  Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j) Government and Other Regulations.  (i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k) No Section 83(b) Elections Without Consent of Company.  No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l) Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m) Nonexclusivity of the Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n) No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o) Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(p) Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q) Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(r) Severability.  If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s) Obligations Binding on Successors.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(t) 409A of the Code.  (i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(u) Clawback/Forfeiture.  Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting, exercise or settlement of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), Awards shall be subject to clawback, forfeiture or similar requirement.

(v) Code Section 162(m) Re-approval.  If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year that shareholders previously approved such provisions following the date of initial shareholder approval, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

(w) Expenses; Gender; Titles and Headings.  The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* * *

As adopted by the Board of Directors of Harbinger Group Inc.
on August 10, 2011

HARBINGER GROUP INC.
450 Park Avenue, 27th Floor
New York, New York 10022
(212) 906-8555
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          The undersigned stockholder of HARBINGER GROUP INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 15, 2011, and hereby appoints each of Francis T. McCarron and Corrine Glass, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of HARBINGER GROUP INC. to be held on September 15, 2011 at 10:00 a.m., local time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, and at any adjournment or postponement thereof, and to vote all shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on this proxy card. These proxies are authorized to vote in their discretion upon such other business as may properly come before the 2011 Annual Meeting of Stockholders or any adjournment or postponement thereof.
ANNUAL MEETING OF STOCKHOLDERS OF
HARBINGER GROUP INC.
September 15, 2011
10:00 a.m. (local time)
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
          The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at www.harbingergroupinc.com under the heading “Annual Meeting and Materials.”
          Please date and sign your proxy card. Please detach along the perforated line and mail in the envelope provided as soon as possible, and in any event not later than 5:00 p.m., Eastern Time, on September 14, 2011.
          Harbinger Group Inc. offers phone and Internet voting 24 hours a day, 7 days a week. If voting by phone, on a touch-tone phone, call toll-free 1-800-PROXIES (or 1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries. You will hear these instructions:
•	Enter the control number from the box above, just below the perforation.

•	You will then have two options:
o	Option 1: to vote as the board of directors recommends on all proposals; or

o	Option 2: to vote on each proposal separately.
•	Your vote will be repeated to you and you will be asked to confirm it.
          If voting over the Internet, log on to the Internet and go to www.voteproxy.com. Follow the steps outlined on the secure website.
IF YOU HAVE VOTED BY PHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN THE PROXY CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement., Proxy Card and Annual Report to Stockholders are available at
www.harbingergroupinc.com under the heading “Annual Meeting and Materials.”
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.
ANNUAL MEETING OF STOCKHOLDERS OF
HARBINGER GROUP INC.
SEPTEMBER 15, 2011

ANNUAL MEETING OF STOCKHOLDERS OF
HARBINGER GROUP INC.
September 15, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at www.harbingergroupinc.com under the heading “Annual Meeting and Materials.”
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
¯ Please detach along perforated line and mail in the envelope provided. ¯

■	20330304030300000000	3	091511

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE                   ☒

1. ELECTION OF DIRECTORS:								FOR	AGAINST	ABSTAIN
					2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2011.		☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡	Lap Wai Chan
		¡	Robin Roger					FOR	AGAINST	ABSTAIN
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡	Keith M. Hladek		3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.		☐	☐	☐
							1 year	2 years	3 years	ABSTAIN
					4.	To approve, on an advisory basis, the frequency of holding a future advisory vote on executive compensation.	☐	☐	☐	☐

								FOR	AGAINST	ABSTAIN
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					5.	To approve the Harbinger Group Inc. 2011 Omnibus Equity Award Plan.		☐	☐	☐

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR Proposals 1, 2, 3, and 5 and “3 Yrs” for Proposal 4. Any proxy which is executed in such a manner as not to withhold authority to vote for the election of any director nominee shall be deemed to grant such authority. The Board recommends a vote FOR proposals 1, 2, 3 and 5 and a vote for “3 Yrs” for Proposal 4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■
■

ANNUAL MEETING OF STOCKHOLDERS OF
HARBINGER GROUP INC.
September 15, 2011

PROXY VOTING
INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 5:00 p.m., Eastern Time, on September 14, 2011.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at www.harbingergroupinc.com under the heading “Annual Meeting and Materials.”
¯ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ¯

■	20330304030300000000	3	091511

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE             ☒

1. ELECTION OF DIRECTORS:								FOR	AGAINST	ABSTAIN
					2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2011.		☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡	Lap Wai Chan
		¡	Robin Roger					FOR	AGAINST	ABSTAIN
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡	Keith M. Hladek		3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.		☐	☐	☐
							1 year	2 years	3 years	ABSTAIN
					4.	To approve, on an advisory basis, the frequency of holding a future advisory vote on executive compensation.	☐	☐	☐	☐

								FOR	AGAINST	ABSTAIN
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					5.	To approve the Harbinger Group Inc. 2011 Omnibus Equity Award Plan.		☐	☐	☐

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR Proposals 1, 2, 3, and 5 and “3 Yrs” for Proposal 4. Any proxy which is executed in such a manner as not to withhold authority to vote for the election of any director nominee shall be deemed to grant such authority. The Board recommends a vote FOR proposals 1, 2, 3 and 5 and a vote for “3 Yrs” for Proposal 4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■
■

■
HARBINGER GROUP INC.
ANNUAL MEETING OF STOCKHOLDERS September 15, 2011
This Proxy is solicited by the Board of Directors for use at the Harbinger Group Inc. Annual Meeting of Stockholders on September 15, 2011 or any postponement(s) or adjournment(s) thereof.
     The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated August 15, 2011, receipt of which is hereby acknowledged, does hereby appoint and constitute Francis T. McCarron and Corrine Glass, each or any of them, the attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Stockholders of Harbinger Group Inc. (the “Company”) to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP located at 1285 Avenue of the Americas, New York, New York 10019-6064, on Thursday, September 15, 2011, beginning at 10:00 a.m., Eastern Time, and at any postponement or adjournment thereof, with respect to all shares of Common Stock, par value $0.01 per share, of the Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as indicated on the reverse. They are also given authority to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.
This Proxy, when properly executed, will be voted in the manner directed on the reverse side. If no direction is made, this Proxy will be voted as the Board of Directors recommends.
(Continued and to be signed on the reverse side.)

■	14475 ■